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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2012 through August 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                          Pioneer Global
                          Equity Fund

--------------------------------------------------------------------------------
                          Annual Report | August 31, 2013
--------------------------------------------------------------------------------

                          Ticker Symbols:

                          Class A     GLOSX
                          Class B     GBSLX
                          Class C     GCSLX
                          Class Y     PGSYX

                          [LOGO] PIONEER
                                 Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          23

Notes to Financial Statements                                                 31

Report of Independent Registered Public Accounting Firm                       42

Trustees, Officers and Service Providers                                      43

                          Pioneer Global Equity Fund | Annual Report | 8/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

*   Dividends are not guaranteed.

2 Pioneer Global Equity Fund | Annual Report | 8/31/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          Pioneer Global Equity Fund | Annual Report | 8/31/13 3

Portfolio Management Discussion | 8/31/13

In the following interview, Marco Pirondini, Head of Equities, U.S., at Pioneer and a portfolio manager of Pioneer Global Equity Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended August 31, 2013. Mr. Pirondini and David Glazer, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you characterize the investment environment in the global equity markets during the 12 months ended August 31, 2013?

A Over the past 12 months, global investors were encouraged by continued intervention from the European Central Bank in an attempt to stabilize the European sovereign-debt situation. Market watchers also reacted positively to moves toward economic reform made by Japan's new government as well as new leadership for that country's central bank. Revised economic programs in Japan produced a major devaluation of the yen and sparked a sharp equity rally there during the 12-month period.

    In May of 2013, investors were rattled by Federal Reserve Board's (the Fed's) statements indicating that the U.S. central bank might soon consider tapering the pace of its monthly purchases of $85 billion in government and agency mortgage-backed securities. Most of the resulting market volatility was concentrated in the emerging markets, but the fixed-income and equity markets as a whole also corrected, and longer-term interest rates rose. Fed officials subsequently stated - based on mixed U.S. economic data - that any reduction of the pace of its asset purchases was not imminent, and stocks soon after regained their upward momentum.

Q How did the Fund perform in that environment during the 12 months ended August 31, 2013?

A Pioneer Global Equity Fund's Class A shares returned 19.17% at net asset value during the 12 months ended August 31, 2013, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World ND Index (the MSCI Index)(1), returned 17.63%. During the same period, the average return of the 1,013 mutual funds in Morningstar's World Stock Funds category was 17.44%.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Annual Report | 8/31/13

Q   Would you review the Fund's overall investment approach?

A We examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. In selecting securities for the Fund's portfolio, we look for "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund's assets in companies that are not only benefiting from operating efficiencies, as reflected in factors including increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize companies with strong free cash flow, because that tends to provide companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at lower-than-market valuations.

    Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer to have the Fund hold stocks of companies with the highest upside potential, relative to their downside.

Q What factors contributed to and detracted from the Fund's performance during the 12 months ended August 31, 2013?

A During the period, the Fund was well positioned to capitalize on the positive trend in the equity markets, and both stock selection and sector allocation helped performance. In terms of sector allocation, the Fund strongly benefited from portfolio overweights to the health care sector as well from underweights to materials and utilities. On the other hand, portfolio underweights to information technology and consumer discretionary detracted slightly from returns.

    Stock selection in the energy sector made a substantial contribution to performance, and selection in industrials and consumer staples also added to the Fund's returns, while stock selection within information technology, telecom services and financials detracted from performance.

    Regarding individual stocks held in the portfolio, the Fund's position in the oil refining company Marathon Petroleum performed extremely well during the period, as many refiners, including Marathon, profited from comparatively low U.S. oil prices and the ability to export refined petroleum products at healthy margins. In addition, the Fund's position in the biotechnology firm Celgene added to returns as the company benefited from FDA drug approvals and strong sales of its existing products. The Fund's holdings in Alliance Global and Green Mountain Coffee Roasters also contributed strongly.

* Diversification does not assure a profit nor protect against loss in a declining market.

**  Dividends are not guaranteed.

                          Pioneer Global Equity Fund | Annual Report | 8/31/13 5

    Positions detracting from the Fund's performance included Apple and Freeport McMoRan Copper and Gold. Investors have punished Apple's shares over the past 12 months, despite the technology firm's continued strong revenue stream. We trimmed the Fund's position in Apple to limit losses. In the case of Freeport McMoRan, a U.S.-based mining company, market watchers disapproved of the company's recent - and expensive - acquisitions.

Q   What is your outlook?

A Though the global economy currently presents a number of risks, including high sovereign-debt levels, the possibility of escalating conflict in the Middle East, and an economic slowdown in China, we nevertheless believe that global stocks appear inexpensive when compared with other financial assets. Corporations around the world are, in general, in excellent financial condition, with strong profitability and healthy balance sheets that can provide them with ample strategic flexibility. Even if we see just a modest level of global economic growth going forward, and despite the market's "wall of worry," we still look for respectable corporate earnings growth. We also think that central banks worldwide will remain supportive of the global economy as well as equity markets over the coming months. When central bank stimulus eventually does diminish, we think that major economies will be able to demonstrate ample growth on their own, which would also be a positive for global stocks.

6 Pioneer Global Equity Fund | Annual Report | 8/31/13

Please refer to the Schedule of Investments on pages 16-22 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                          Pioneer Global Equity Fund | Annual Report | 8/31/13 7

Portfolio Summary | 8/31/13

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                      19.8%
Health Care                                     15.6%
Information Technology                          15.3%
Consumer Staples                                11.8%
Industrials                                      9.5%
Energy                                           9.4%
Consumer Discretionary                           9.4%
Telecommunication Services                       6.7%
Materials                                        2.5%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                   51.7%
United Kingdom                                  10.0%
Japan                                            9.9%
Switzerland                                      5.7%
Germany                                          4.1%
Ireland                                          4.0%
France                                           2.4%
Netherlands                                      1.7%
Spain                                            1.5%
Canada                                           1.4%
Other (individually less than 1%)                7.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Microsoft Corp.                                                        3.18%
--------------------------------------------------------------------------------
 2. Novartis AG                                                            2.81
--------------------------------------------------------------------------------
 3. Green Mountain Coffee Roasters, Inc.                                   2.34
--------------------------------------------------------------------------------
 4. Yahoo!, Inc.                                                           2.26
--------------------------------------------------------------------------------
 5. Vodafone Group Plc                                                     2.23
--------------------------------------------------------------------------------
 6. 3M Co.                                                                 2.19
--------------------------------------------------------------------------------
 7. HSBC Holdings Plc                                                      2.18
--------------------------------------------------------------------------------
 8. Vodafone Group Plc (A.D.R.)                                            2.05
--------------------------------------------------------------------------------
 9. Nippon Telegraph & Telephone Corp.                                     2.05
--------------------------------------------------------------------------------
10. Occidental Petroleum Corp.                                             2.03
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Global Equity Fund | Annual Report | 8/31/13

Prices and Distributions | 8/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         8/31/13                          8/31/12
--------------------------------------------------------------------------------
           A                           $11.31                            $9.64
--------------------------------------------------------------------------------
           B                           $11.14                            $9.48
--------------------------------------------------------------------------------
           C                           $11.11                            $9.47
--------------------------------------------------------------------------------
           Y                           $11.37                            $9.69
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-8/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term          Long-Term
         Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.1590                $ --                $ --
--------------------------------------------------------------------------------
           B             $0.0527                $ --                $ --
--------------------------------------------------------------------------------
           C             $0.0677                $ --                $ --
--------------------------------------------------------------------------------
           Y             $0.2086                $ --                $ --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                          Pioneer Global Equity Fund | Annual Report | 8/31/13 9

Performance Update | 8/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset    Public Offering
Period            Value (NAV)  Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         3.69%        2.90%
5 Years            2.94         1.72
1 Year            19.17        12.30
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.72%        1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Global         MSCI World
                        Equity Fund            ND Index
12/31/2005                     9425.00           10000.00
8/31/2006                     10547.00           10949.00
8/31/2007                     12085.00           12807.00
8/31/2008                     10794.00           11261.00
8/31/2009                      9085.00            9323.00
8/31/2010                      8982.00            9467.00
8/31/2011                      9923.00           10836.00
8/31/2012                     10470.00           11716.00
8/31/2013                     12477.00           13781.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Global Equity Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         2.76%        2.76%
5 Years            2.02         2.02
1 Year            18.13        14.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  3.14%        2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Global          MSCI World
                          Equity Fund             ND Index
12/31/2005                      10000.00            10000.00
8/31/2006                       11111.00            10949.00
8/31/2007                       12617.00            12807.00
8/31/2008                       11172.00            11261.00
8/31/2009                        9320.00             9323.00
8/31/2010                        9133.00             9467.00
8/31/2011                        9992.00            10836.00
8/31/2012                       10452.00            11716.00
8/31/2013                       12346.00            13781.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 11

Performance Update | 8/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         2.76%        2.76%
5 Years            2.01         2.01
1 Year            18.11        18.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.53%        2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Global          MSCI World
                          Equity Fund             ND Index
12/31/2005                      10000.00            10000.00
8/31/2006                       11111.00            10949.00
8/31/2007                       12628.00            12807.00
8/31/2008                       11179.00            11261.00
8/31/2009                        9326.00             9323.00
8/31/2010                        9139.00             9467.00
8/31/2011                        9997.00            10836.00
8/31/2012                       10453.00            11716.00
8/31/2013                       12347.00            13781.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         4.01%        4.01%
5 Years            3.43         3.43
1 Year            19.75        19.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  0.97%        0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Global         MSCI World
                        Equity Fund            ND Index
12/31/2005                  5000000.00         5000000.00
8/31/2006                   5595596.00         5474445.00
8/31/2007                   6411652.00         6403612.00
8/31/2008                   5726587.00         5630699.00
8/31/2009                   4836744.00         4661475.00
8/31/2010                   4808018.00         4733454.00
8/31/2011                   5335128.00         5417874.00
8/31/2012                   5659822.00         5857774.00
8/31/2013                   6777847.00         6890617.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2013, through August 31, 2013.

--------------------------------------------------------------------------------
 Share Class                 A             B            C              Y
--------------------------------------------------------------------------------
 Beginning Account       $1,000.00     $1,000.00    $1,000.00      $1,000.00
 Value on 3/1/13
--------------------------------------------------------------------------------
 Ending Account          $1,051.16     $1,046.05    $1,046.15      $1,053.77
 Value on 8/31/13
--------------------------------------------------------------------------------
 Expenses Paid           $    6.82     $   11.45    $   11.45      $    4.24
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.30%, 2.20%, 2.20% and 0.80% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

14 Pioneer Global Equity Fund | Annual Report | 8/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2013, through August 31, 2013.

--------------------------------------------------------------------------------
 Share Class                A              B            C              Y
--------------------------------------------------------------------------------
 Beginning Account      $1,000.00      $1,000.00    $1,000.00      $1,000.00
 Value on 3/1/13
--------------------------------------------------------------------------------
 Ending Account         $1,018.55      $1,014.01    $1,014.01      $1,021.07
 Value on 8/31/13
--------------------------------------------------------------------------------
 Expenses Paid          $    6.72      $   11.27    $   11.27      $    4.18
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.30%, 2.20%, 2.20% and 0.80% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 15

Schedule of Investments | 8/31/13

------------------------------------------------------------------------------------
 Shares                                                                Value
------------------------------------------------------------------------------------
                COMMON STOCKS -- 98.7%
                ENERGY -- 9.4%
                Oil & Gas Equipment & Services -- 1.2%
        7,100   Frank's International NV*                              $     196,741
       32,467   Halliburton Co.                                            1,558,416
                                                                       -------------
                                                                       $   1,755,157
------------------------------------------------------------------------------------
                Integrated Oil & Gas -- 2.9%
       32,700   Occidental Petroleum Corp.                             $   2,884,467
       21,200   Total SA                                                   1,172,385
                                                                       -------------
                                                                       $   4,056,852
------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 5.3%
       30,200   Apache Corp.                                           $   2,587,536
      724,400   CNOOC, Ltd.                                                1,449,470
        8,100   EOG Resources, Inc.                                        1,272,105
       32,100   Gulfport Energy Corp.*                                     1,893,900
        2,400   Pioneer Natural Resources Co.                                419,928
                                                                       -------------
                                                                       $   7,622,939
                                                                       -------------
                Total Energy                                           $  13,434,948
------------------------------------------------------------------------------------
                MATERIALS -- 1.9%
                Commodity Chemicals -- 1.2%
       23,900   LyondellBasell Industries NV                           $   1,676,585
------------------------------------------------------------------------------------
                Fertilizers & Agricultural Chemicals -- 0.2%
          3,500 Monsanto Co.                                           $     342,615
------------------------------------------------------------------------------------
                Specialty Chemicals -- 0.5%
          9,600 WR Grace & Co.*                                        $     771,360
                                                                       -------------
                Total Materials                                        $   2,790,560
------------------------------------------------------------------------------------
                CAPITAL GOODS -- 9.0%
                Aerospace & Defense -- 2.2%
       27,900   Raytheon Co.                                           $   2,103,939
       11,127   United Technologies Corp.                                  1,113,813
                                                                       -------------
                                                                       $   3,217,752
------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 1.4%
       14,600   Eaton Corp. Plc                                        $     924,472
       10,400   Rockwell Automation, Inc.                                  1,011,192
                                                                       -------------
                                                                       $   1,935,664
------------------------------------------------------------------------------------
                Heavy Electrical Equipment -- 0.8%
       54,300   ABB, Ltd.                                              $   1,161,092
------------------------------------------------------------------------------------
                Industrial Conglomerates -- 2.2%
       27,300   3M Co.                                                 $   3,100,734
------------------------------------------------------------------------------------
                Construction & Farm Machinery &
                Heavy Trucks -- 0.8%
     5,386,000  Nam Cheong, Ltd.                                       $   1,115,581
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Equity Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------
 Shares                                                                Value
------------------------------------------------------------------------------------
                Industrial Machinery -- 1.6%
       39,700   Ingersoll-Rand Plc                                     $   2,347,858
                                                                       -------------
                Total Capital Goods                                    $  12,878,681
------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 0.5%
                Human Resource &
                Employment Services -- 0.5%
        8,600   Towers Watson & Co.                                    $     707,350
                                                                       -------------
                Total Commercial Services & Supplies                   $     707,350
------------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 3.9%
                Tires & Rubber -- 1.3%
       43,800   Bridgestone Corp.                                      $   1,428,238
       34,100   Pirelli & C. S.p.A.                                          402,231
                                                                       -------------
                                                                       $   1,830,469
------------------------------------------------------------------------------------
                Automobile Manufacturers -- 2.6%
       11,300   Daimler AG                                             $     774,804
       11,300   Honda Motor Co., Ltd.                                        404,627
      380,000   Mazda Motor Corp.                                          1,510,498
        5,100   Volkswagen AG                                              1,133,072
                                                                       -------------
                                                                       $   3,823,001
                                                                       -------------
                Total Automobiles & Components                         $   5,653,470
------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 1.7%
                Homebuilding -- 0.5%
       51,200   West Holdings Corp.                                    $     703,619
------------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 1.2%
        4,500   Christian Dior SA                                      $     769,870
        9,600   Cie Financiere Richemont SA                                  909,544
                                                                       -------------
                                                                       $   1,679,414
                                                                       -------------
                Total Consumer Durables & Apparel                      $   2,383,033
------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 1.2%
                Casinos & Gaming -- 0.5%
       25,900   Grand Korea Leisure Co., Ltd.                          $     746,631
------------------------------------------------------------------------------------
                Restaurants -- 0.7%
      117,300   Domino's Pizza Group Plc                               $   1,028,841
                                                                       -------------
                Total Consumer Services                                $   1,775,472
------------------------------------------------------------------------------------
                MEDIA -- 0.8%
                Movies & Entertainment -- 0.8%
       14,200   Viacom, Inc. (Class B)                                 $   1,129,752
                                                                       -------------
                Total Media                                            $   1,129,752
------------------------------------------------------------------------------------
                RETAILING -- 1.7%
                Department Stores -- 1.2%
       38,900   Macy's, Inc.                                           $   1,728,327
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 17

------------------------------------------------------------------------------------
 Shares                                                                      Value
------------------------------------------------------------------------------------
                Apparel Retail -- 0.5%
       10,600   Ross Stores, Inc.                                      $     712,956
                                                                       -------------
                Total Retailing                                        $   2,441,283
------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 3.1%
                Drug Retail -- 2.1%
       27,900   CVS Caremark Corp.                                     $   1,619,595
       31,100   Walgreen Co.                                               1,494,977
                                                                       -------------
                                                                       $   3,114,572
------------------------------------------------------------------------------------
                Food Distributors -- 0.6%
      287,800   Metcash, Ltd.                                          $     830,632
------------------------------------------------------------------------------------
                Food Retail -- 0.4%
        2,500   Magnit OJSC                                            $     556,788
                                                                       -------------
                Total Food & Staples Retailing                         $   4,501,992
------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 8.6%
                Brewers -- 0.8%
       23,300   Molson Coors Brewing Co.                               $   1,136,807
------------------------------------------------------------------------------------
                Soft Drinks -- 2.6%
       24,300   Coca-Cola Enterprises, Inc.                            $     908,820
       34,600   PepsiCo, Inc.                                              2,758,658
                                                                       -------------
                                                                       $   3,667,478
------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 2.9%
       38,400   Green Mountain Coffee Roasters, Inc.*                  $   3,314,304
       13,100   Nestle SA                                                    858,267
                                                                       -------------
                                                                       $   4,172,571
------------------------------------------------------------------------------------
                Tobacco -- 2.3%
       60,100   Imperial Tobacco Group Plc                             $   1,985,616
       39,600   Japan Tobacco, Inc.                                        1,334,922
                                                                       -------------
                                                                       $   3,320,538
                                                                       -------------
                Total Food, Beverage & Tobacco                         $  12,297,394
------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 1.9%
                Health Care Equipment -- 1.9%
       28,300   Covidien Plc                                           $   1,681,020
       21,600   Medtronic, Inc.                                            1,117,800
                                                                       -------------
                                                                       $   2,798,820
                                                                       -------------
                Total Health Care Equipment & Services                 $   2,798,820
------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY &
                LIFE SCIENCES -- 13.5%
                Biotechnology -- 1.8%
       15,100   Celgene Corp.*                                         $   2,113,698
       23,900   Prosensa Holding NV*                                         544,203
                                                                       -------------
                                                                       $   2,657,901
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------
 Shares                                                                Value
------------------------------------------------------------------------------------
                Pharmaceuticals -- 10.9%
       28,100   AstraZeneca Plc                                        $   1,382,112
        9,600   Bayer AG                                                   1,065,439
       54,600   Novartis AG                                                3,980,669
       96,300   Pfizer, Inc.                                               2,716,623
        5,200   Roche Holding AG                                           1,296,857
       14,700   Salix Pharmaceuticals, Ltd.*                                 984,018
       15,357   Sanofi                                                     1,474,521
       20,000   Shire Plc                                                    735,157
       39,600   Teva Pharmaceutical Industries, Ltd. (A.D.R.)              1,513,512
        4,700   Valeant Pharmaceuticals International, Inc.*                 462,198
                                                                       -------------
                                                                       $  15,611,106
------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 0.8%
       12,700   Thermo Fisher Scientific, Inc.                         $   1,128,141
                                                                       -------------
                Total Pharmaceuticals, Biotechnology &
                Life Sciences                                          $  19,397,148
------------------------------------------------------------------------------------
                BANKS -- 8.8%
                Diversified Banks -- 8.8%
      233,700   Banco Bilbao Vizcaya Argentaria SA                     $   2,226,511
    7,741,300   Bank Pembangunan Daerah Jawa Barat
                Dan Banten Tbk PT                                            552,641
       28,700   Doha Bank QSC                                                423,259
      294,500   HSBC Holdings Plc                                          3,084,389
      189,776   National Development Bank Plc                                210,864
       45,600   Nordea Bank AB                                               530,211
       18,200   Royal Bank of Canada                                       1,121,515
       32,400   Standard Chartered Plc                                       723,045
       63,800   Sumitomo Mitsui Financial Group, Inc.                      2,823,886
       11,450   The Toronto-Dominion Bank                                    974,315
                                                                       -------------
                                                                       $  12,670,636
                                                                       -------------
                Total Banks                                            $  12,670,636
------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 9.5%
                Other Diversified Financial Services -- 1.5%
       33,800   Citigroup, Inc.                                        $   1,633,554
       17,300   Intercorp Financial Services, Inc.                           538,136
                                                                       -------------
                                                                       $   2,171,690
------------------------------------------------------------------------------------
                Specialized Finance -- 1.1%
       23,100   Deutsche Boerse AG                                     $   1,618,759
------------------------------------------------------------------------------------
                Consumer Finance -- 1.8%
       12,800   American Express Co.                                   $     920,448
       35,600   Discover Financial Services, Inc.                          1,682,100
                                                                       -------------
                                                                       $   2,602,548
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 19

------------------------------------------------------------------------------------
 Shares                                                                Value
------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 5.1%
      242,000   Daiwa Securities Group, Inc.                           $   1,939,513
      111,000   Morgan Stanley Co.                                         2,859,360
       16,100   The Goldman Sachs Group, Inc.                              2,449,293
                                                                       -------------
                                                                       $   7,248,166
                                                                       -------------
                Total Diversified Financials                           $  13,641,163
------------------------------------------------------------------------------------
                INSURANCE -- 0.9%
                Multi-line Insurance -- 0.9%
        9,454   Allianz SE*                                            $   1,353,523
                                                                       -------------
                Total Insurance                                        $   1,353,523
------------------------------------------------------------------------------------
                REAL ESTATE -- 0.4%
                Industrial REIT -- 0.4%
      600,000   Sabana Shari'ah Compliant Industrial Real Estate
                Investment Trust                                       $     520,920
                                                                       -------------
                Total Real Estate                                      $     520,920
------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 7.5%
                Internet Software & Services -- 2.3%
      117,900   Yahoo!, Inc.*                                          $   3,197,448
------------------------------------------------------------------------------------
                IT Consulting & Other Services -- 0.8%
       78,600   SAIC, Inc.                                             $   1,184,502
------------------------------------------------------------------------------------
                Systems Software -- 4.4%
      135,119   Microsoft Corp.                                        $   4,512,977
       57,200   Oracle Corp.                                               1,822,392
                                                                       -------------
                                                                       $   6,335,369
                                                                       -------------
                Total Software & Services                              $  10,717,319
------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 6.0%
                Communications Equipment -- 1.4%
       68,400   Cisco Systems, Inc.                                    $   1,594,404
        6,900   Qualcomm, Inc.                                               457,332
                                                                       -------------
                                                                       $   2,051,736
------------------------------------------------------------------------------------
                Computer Hardware -- 1.6%
        4,785   Apple, Inc.                                            $   2,330,534
------------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 1.3%
       72,600   EMC Corp.                                              $   1,871,628
------------------------------------------------------------------------------------
                Electronic Components -- 0.8%
       53,000   Hoya Corp.                                             $   1,125,674
------------------------------------------------------------------------------------
                Office Electronics -- 0.9%
      121,600   Xerox Corp.                                            $   1,213,568
                                                                       -------------
                Total Technology Hardware & Equipment                  $   8,593,140
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------
 Shares                                                                Value
------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.7%
                Semiconductor Equipment -- 0.4%
       35,600   Teradyne, Inc.*                                        $     546,460
------------------------------------------------------------------------------------
                Semiconductors -- 1.3%
       41,300   Maxim Integrated Products, Inc.                        $   1,149,998
       18,700   Xilinx, Inc.                                                 811,954
                                                                       -------------
                                                                       $   1,961,952
                                                                       -------------
                Total Semiconductors &
                Semiconductor Equipment                                $   2,508,412
------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 6.7%
                Integrated Telecommunication Services -- 2.5%
       57,100   Nippon Telegraph & Telephone Corp.                     $   2,906,614
      350,000   Telecom Corp. of New Zealand, Ltd.                           613,370
                                                                       -------------
                                                                       $   3,519,984
------------------------------------------------------------------------------------
                Wireless Telecommunication Services -- 4.2%
      979,700   Vodafone Group Plc                                     $   3,157,452
       90,000   Vodafone Group Plc (A.D.R.)                                2,911,500
                                                                       -------------
                                                                       $   6,068,952
                                                                       -------------
                Total Telecommunication Services                       $   9,588,936
------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $128,985,868)                                    $ 141,783,952
------------------------------------------------------------------------------------
                PURCHASED OPTIONS -- 0.0 %
          900   Vodafone Group Plc                                     $      15,750
------------------------------------------------------------------------------------
                TOTAL PURCHASED OPTIONS
                (Cost $53,505)                                         $      15,750
------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN
                SECURITIES -- 98.7%
                (Cost $129,039,373) (a)                                $ 141,799,702
------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 1.3%                     $   1,806,192
------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                             $ 143,605,894
====================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

(A.D.R.)     American Depositary Receipts.

REIT         Real Estate Investment Trust.

(a) At August 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $129,096,390 was as follows:

                Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost                   $ 15,325,784

                Aggregate gross unrealized depreciation for all investments in
                  which there is an excess of tax cost over value                     (2,622,472)
                                                                                    ------------
                Net unrealized appreciation                                         $ 12,703,312
                                                                                    ============

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 21

(b) Distribution of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

     United States                                                         51.7%
     United Kingdom                                                        10.0%
     Japan                                                                  9.9%
     Switzerland                                                            5.7%
     Germany                                                                4.1%
     Ireland                                                                4.0%
     France                                                                 2.4%
     Netherlands                                                            1.7%
     Spain                                                                  1.5%
     Canada                                                                 1.4%
     Other (individually less than 1%)                                      7.6%
                                                                          ------
                                                                          100.0%
                                                                          ======

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2013 aggregated $216,333,673 and $219,634,682, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                                    Level 1      Level 2        Level 3    Total
---------------------------------------------------------------------------------------
Common Stocks (U.S.)                $87,223,701  $          --  $    --    $ 87,223,701
Common Stocks (Foreign)                      --     54,560,251       --      54,560,251
Purchased Options                        15,750             --       --          15,750
---------------------------------------------------------------------------------------
Total                               $87,239,451  $  54,560,251  $    --    $141,799,702
=======================================================================================
Other Financial Instruments:
Net Unrealized Appreciation
On Forward Foreign Currency
Settlement Contracts                $        --  $       8,690  $    --    $      8,690
Net Unrealized Appreciation On
Forward Foreign Currency Portfolio
Hedge Contracts                              --        124,075       --         124,075
Futures Contracts                         2,333             --       --           2,333
---------------------------------------------------------------------------------------
Total                               $     2,333  $     132,765  $    --    $    135,098
=======================================================================================

During the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/13

Statement of Assets and Liabilities | 8/31/13

ASSETS:
  Investment in securities (cost $129,039,373)                                       $141,799,702
  Cash                                                                                  6,955,934
  Foreign currencies, at value (cost $827,396)                                            823,294
  Futures collateral                                                                      122,500
  Receivables --
     Investment securities sold                                                         1,931,141
     Fund shares sold                                                                      40,248
     Dividends and foreign taxes withheld                                                 446,169
     Due from Pioneer Investment Management, Inc.                                         119,244
  Net unrealized appreciation on forward foreign currency settlement contracts              8,690
  Net unrealized appreciation on forward foreign currency portfolio hedge contracts       124,075
  Other                                                                                    19,783
-------------------------------------------------------------------------------------------------
         Total assets                                                                $152,390,780
-------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                 $  8,236,976
     Fund shares repurchased                                                              102,187
     Variation margin                                                                     144,986
  Due to affiliates                                                                       126,750
  Accrued expenses                                                                        173,987
-------------------------------------------------------------------------------------------------
         Total liabilities                                                           $  8,784,886
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                    $175,197,812
  Undistributed net investment income                                                   2,279,756
  Accumulated net realized loss on investments and foreign currency
     transactions                                                                     (46,759,782)
  Net unrealized appreciation on investments                                           12,760,329
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                       125,446
  Net unrealized appreciation on futures contracts                                          2,333
-------------------------------------------------------------------------------------------------
         Total net assets                                                            $143,605,894
=================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $62,996,066/5,569,812 shares)                                    $      11.31
  Class B (based on $2,367,629/212,590 shares)                                       $      11.14
  Class C (based on $6,516,199/586,383 shares)                                       $      11.11
  Class Y (based on $71,726,000/6,309,707 shares)                                    $      11.37
MAXIMUM OFFERING PRICE:
  Class A ($11.31 (divided by) 94.25% )                                              $      12.00
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 23

Statement of Operations

For the Year Ended 8/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $187,433)       $ 3,644,211
  Interest                                                         34,758
----------------------------------------------------------------------------------------
         Total investment income                                            $ 3,678,969
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $ 1,041,356
  Transfer agent fees
     Class A                                                      188,269
     Class B                                                       26,795
     Class C                                                       19,571
     Class Y                                                          526
  Distribution fees
     Class A                                                      153,958
     Class B                                                       26,818
     Class C                                                       62,620
  Shareholder communications expense                               93,555
  Administrative reimbursements                                    59,223
  Custodian fees                                                   80,288
  Registration fees                                               113,214
  Professional fees                                                44,660
  Printing expense                                                 36,695
  Fees and expenses of nonaffiliated Trustees                       6,548
  Miscellaneous                                                     2,142
----------------------------------------------------------------------------------------
     Total expenses                                                         $ 1,956,238
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                           (412,330)
----------------------------------------------------------------------------------------
     Net expenses                                                           $ 1,543,908
----------------------------------------------------------------------------------------
         Net investment income                                              $ 2,135,061
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                              $17,531,695
     Futures contracts                                           (206,471)
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies            673,864   $17,999,088
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                              $ 3,849,804
     Futures contracts                                             56,833
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies             25,932   $ 3,932,569
----------------------------------------------------------------------------------------
  Net gain on investments, futures contracts and foreign
     currency transactions                                                  $21,931,657
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $24,066,718
========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/13

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                                Year Ended     Year Ended
                                                                8/31/13        8/31/12
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $  2,135,061   $  2,353,814
Net realized gain (loss) on investments, futures contracts and
  foreign currency transactions                                   17,999,088    (10,192,850)
Change in net unrealized appreciation on investments, futures
  contracts and foreign currency transactions                      3,932,569     13,732,398
--------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations       $ 24,066,718   $  5,893,362
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.16 and $0.13 per share, respectively)          $   (917,101)  $   (808,115)
     Class B ($0.05 and $0.02 per share, respectively)               (14,373)        (6,659)
     Class C ($0.07 and $0.03 per share, respectively)               (39,684)       (20,815)
     Class Y ($0.21 and $0.18 per share, respectively)            (1,319,980)    (1,109,955)
--------------------------------------------------------------------------------------------
        Total distributions to shareowners                      $ (2,291,138)  $ (1,945,544)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $ 10,898,587   $  8,241,391
Reinvestment of distributions                                        948,339        823,564
Cost of shares repurchased                                       (15,721,764)   (18,550,214)
--------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
        share transactions                                      $ (3,874,838)  $ (9,485,259)
--------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                      $ 17,900,742   $ (5,537,441)
NET ASSETS:
Beginning of year                                                125,705,152    131,242,593
--------------------------------------------------------------------------------------------
End of year                                                     $143,605,894   $125,705,152
============================================================================================
Undistributed net investment income                             $  2,279,756   $  1,532,192
============================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 25

---------------------------------------------------------------------------------------
                                '13 Shares   '13 Amount      '12 Shares   '12 Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                        622,079   $  6,711,950       353,272   $  3,701,073
Reinvestment of distributions       87,882        888,496        88,144        774,789
Less shares repurchased         (1,049,318)   (11,277,005)   (1,083,925)   (10,114,432)
---------------------------------------------------------------------------------------
      Net decrease                (339,357)  $ (3,676,559)     (642,509)  $ (5,638,570)
=======================================================================================
Class B
Shares sold or exchanged            16,613   $    170,182        18,790   $    195,120
Reinvestment of distributions        1,414         14,158           749          6,512
Less shares repurchased           (104,877)    (1,102,463)     (179,983)    (1,638,775)
---------------------------------------------------------------------------------------
      Net decrease                 (86,850)  $   (918,123)     (160,444)  $ (1,437,143)
=======================================================================================
Class C
Shares sold                         96,013   $  1,020,165       109,039   $  1,039,083
Reinvestment of distributions        3,739         37,351         2,206         19,171
Less shares repurchased           (113,209)    (1,192,619)     (219,894)    (1,992,027)
---------------------------------------------------------------------------------------
      Net decrease                 (13,457)  $   (135,103)     (108,649)  $   (933,773)
=======================================================================================
Class Y
Shares sold                        289,411   $  2,996,290       305,575   $  3,306,115
Reinvestment of distributions          823          8,334         2,624         23,092
Less shares repurchased           (196,154)    (2,149,677)     (524,778)    (4,804,980)
---------------------------------------------------------------------------------------
      Net increase (decrease)       94,080   $    854,947      (216,579)  $ (1,475,773)
=======================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/13

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                   Year        Year        Year        Year        Year
                                                                   Ended       Ended       Ended       Ended       Ended
                                                                   8/31/13     8/31/12     8/31/11     8/31/10     8/31/09
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  9.64     $  9.27     $  8.44     $  8.56     $ 10.42
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                           $  0.15     $  0.17     $  0.13     $  0.08     $  0.07
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               1.68        0.33        0.76       (0.17)      (1.76)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  1.83     $  0.50     $  0.89     $ (0.09)    $ (1.69)
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                             (0.16)      (0.13)      (0.06)      (0.03)      (0.17)
   Net realized gain                                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (0.16)    $ (0.13)    $ (0.06)    $ (0.03)    $ (0.17)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  1.67     $  0.37     $  0.83     $ (0.12)    $ (1.86)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.31     $  9.64     $  9.27     $  8.44     $  8.56
============================================================================================================================
Total return*                                                        19.17%       5.50%      10.48%      (1.13)%    (15.83)%
Ratio of net expenses to average net assets+                          1.30%       1.30%       1.30%       1.30%       1.30%
Ratio of net investment income to average net assets+                 1.35%       1.71%       1.23%       0.82%       0.69%
Portfolio turnover rate                                                160%        152%        194%        114%        120%
Net assets, end of period (in thousands)                           $62,996     $56,970     $60,701     $61,466     $70,718
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.67%       1.72%       1.67%       1.71%       2.25%
   Net investment income (loss)                                       0.98%       1.29%       0.86%       0.41%      (0.26)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 27

------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year       Year       Year         Year
                                                                Ended       Ended      Ended      Ended        Ended
                                                                8/31/13     8/31/12    8/31/11    8/31/10      8/31/09
------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                            $  9.48     $  9.08    $  8.30    $   8.47     $ 10.28
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.09     $  0.16    $  0.07    $   0.00(a)  $ (0.02)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            1.62        0.26       0.71       (0.17)      (1.70)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  1.71     $  0.42    $  0.78    $  (0.17)    $ (1.72)
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          (0.05)      (0.02)        --          --       (0.09)
   Net realized gain                                                 --          --         --          --          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.05)    $ (0.02)   $    --    $     --     $ (0.09)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  1.66     $  0.40    $  0.78    $  (0.17)    $ (1.81)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 11.14     $  9.48    $  9.08    $   8.30     $  8.47
========================================================================================================================
Total return*                                                     18.13%       4.60%      9.40%      (2.01)%    (16.57)%
Ratio of net expenses to average net assets+                       2.20%       2.20%      2.20%       2.20%       2.20%
Ratio of net investment income (loss) to average net assets+       0.43%       0.79%      0.29%      (0.11)%     (0.01)%
Portfolio turnover rate                                             160%        152%       194%        114%        120%
Net assets, end of period (in thousands)                        $ 2,368     $ 2,838    $ 4,175    $  5,587     $ 7,994
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  3.22%       3.14%      2.97%       2.93%       4.14%
   Net investment loss                                            (0.59)%     (0.15)%    (0.49)%     (0.84)%     (1.95)%
========================================================================================================================

(a) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/13

-------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year       Year       Year         Year
                                                                Ended      Ended      Ended      Ended        Ended
                                                                8/31/13    8/31/12    8/31/11    8/31/10      8/31/09
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  9.47    $  9.09    $  8.31    $   8.48     $ 10.26
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.05    $  0.10    $  0.04    $   0.00(b)  $ (0.04)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            1.66       0.31       0.74       (0.17)      (1.68)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  1.71    $  0.41    $  0.78    $  (0.17)    $ (1.72)
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          (0.07)     (0.03)        --          --       (0.06)
   Net realized gain                                                 --         --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.07)   $ (0.03)   $    --    $     --     $ (0.06)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  1.64    $  0.38    $  0.78    $  (0.17)    $ (1.78)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 11.11    $  9.47    $  9.09    $   8.31     $  8.48
=========================================================================================================================
Total return*                                                     18.11%      4.56%      9.39%      (2.00)%    (16.58)%
Ratio of net expenses to average net assets+                       2.20%      2.20%      2.20%       2.20%       2.20%
Ratio of net investment income (loss) to average net assets+       0.45%      0.82%      0.35%      (0.07)%      0.00%(a)
Portfolio turnover rate                                             160%       152%       194%        114%        120%
Net assets, end of period (in thousands)                        $ 6,516    $ 5,682    $ 6,439    $  6,118     $ 6,910
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  2.51%      2.53%      2.48%       2.54%       3.76%
   Net investment income (loss)                                    0.14%      0.49%      0.07%      (0.41)%     (1.56)%
=========================================================================================================================

(a) Amount rounds to less than 0.01%.

(b) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 29

--------------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year       Year       Year        12/31/08 (a)
                                                                 Ended      Ended      Ended      Ended       to
                                                                 8/31/13    8/31/12    8/31/11    8/31/10     8/31/09
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $  9.69    $  9.32    $  8.49    $  8.59     $   7.25
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.20    $  0.21    $  0.18    $  0.12     $   0.06
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             1.69       0.34       0.76      (0.17)        1.28
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  1.89    $  0.55    $  0.94    $ (0.05)    $   1.34
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           (0.21)     (0.18)     (0.11)     (0.05)          --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.21)   $ (0.18)   $ (0.11)   $ (0.05)    $     --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.68    $  0.37    $  0.83    $ (0.10)    $   1.34
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 11.37    $  9.69    $  9.32    $  8.49     $   8.59
==========================================================================================================================
Total return*                                                      19.75%      6.09%     10.96%     (0.59)%      18.48%(b)
Ratio of net expenses to average net assets+                        0.80%      0.80%      0.80%      0.80%        0.80%**
Ratio of net investment income to average net assets+               1.85%      2.22%      1.74%      1.33%        2.57%**
Portfolio turnover rate                                              160%       152%       194%       114%         120%
Net assets, end of period (in thousands)                         $71,726    $60,214    $59,927    $58,692     $ 60,071
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   1.00%      0.97%      0.95%      0.96%        1.10%**
   Net investment income                                            1.65%      2.05%      1.59%      1.17%        2.27%**
==========================================================================================================================

(a) Class Y shares were first publicly offered on December 31, 2008.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/13

Notes to Financial Statements | 8/31/13

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of two portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 31

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor,

32 Pioneer Global Equity Fund | Annual Report | 8/31/13 is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At August 31, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2013, the Fund had not accrued any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2013, the Fund reclassified $903,641 to increase undistributed net investment income and $903,641 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2013, the Fund had a net capital loss carryforward of $46,692,095 which will expire in 2016 if not utilized.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 33

    The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                          2013              2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                 $2,291,138        $1,945,544
    ----------------------------------------------------------------------------
        Total                                       $2,291,138        $1,945,544
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  2,395,494
    Capital loss carryforward                                       (46,692,095)
    Net unrealized appreciation                                      12,704,683
    ----------------------------------------------------------------------------
        Total                                                      $(31,591,918)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and futures contracts and the tax basis adjustments on partnerships.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $6,444 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2013.

D.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

34 Pioneer Global Equity Fund | Annual Report | 8/31/13

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 35

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2013 was $122,500. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended August 31, 2013 was 8.

    At August 31, 2013, open futures contracts were as follows:

    ----------------------------------------------------------------------------
                       Number of
                       Contracts      Settlement                    Unrealized
     Type              Long/(Short)   Month          Value          Appreciation
    ----------------------------------------------------------------------------
     S&P 500 Future    (7)            9/13           $(2,854,775)   $2,333
    ----------------------------------------------------------------------------
       Total                                                        $2,333
    ============================================================================


36 Pioneer Global Equity Fund | Annual Report | 8/31/13

I.  Purchased Options

    The Fund may purchase call and put options in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average number of contracts open during the year ended August 31, 2013 was 86. Purchased option contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 37

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $98,219 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended August 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $73,140
 Class B                                                                   6,189
 Class C                                                                  12,317
 Class Y                                                                   1,909
--------------------------------------------------------------------------------
   Total:                                                                $93,555
--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,494 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,037 in distribution fees payable to PFD at August 31, 2013.

38 Pioneer Global Equity Fund | Annual Report | 8/31/13

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2013, CDSCs in the amount of $2,040 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At August 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The Fund's gross forward currency settlement contracts receivable and payable were $1,339,163 and $1,330,473 respectively, resulting in a net receivable of $8,690. The average value of settlement contracts open during the year ended August 31, 2013 was $2,348,839. The average value of portfolio hedges open during the year ended August 31, 2013 was $14,626,608.

Open portfolio hedges at August 31, 2013 were as follows:

----------------------------------------------------------------------------------------
                     Net             In                                     Net
                     Contracts       Exchange      Settlement               Unrealized
Currency             to Deliver      For           Date       Value         Appreciation
----------------------------------------------------------------------------------------
JPY (Japanese Yen)   (300,000,000) (3,097,817)     9/30/13   $(3,056,118)   $ 41,699
JPY (Japanese Yen)    300,000,000   2,973,742      9/30/13     3,056,118      82,376
----------------------------------------------------------------------------------------
                                                                            $124,075
========================================================================================

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 39

7.  Additional Disclosures about Derivative Instruments and Hedging Activities

    Values of derivative instruments as of August 31, 2013 were as follows:

----------------------------------------------------------------------------------------------------
    Derivatives Not
    Accounted for as
    Hedging Instruments              Asset Derivatives 2013            Liabilities Derivatives 2013
    Under Accounting                 -----------------------------     -----------------------------
    Standards Codification           Balance Sheet                     Balance Sheet
    (ASC) 815                        Location              Value       Location             Value
----------------------------------------------------------------------------------------------------
    Forward Foreign Currency         Net unrealized                    Net unrealized
     Settlement Contracts*           appreciation on                   depreciation on
                                     forward foreign                   forward foreign
                                     currency                          currency
                                     settlement                        settlement
                                     contracts          $  8,690       contracts             $--
    Forward Foreign Currency         Net unrealized                    Net unrealized
     Portfolio Hedge Contracts**     appreciation on                   depreciation on
                                     forward foreign                   forward foreign
                                     currency portfolio                currency portfolio
                                     hedge contracts    $124,075       hedge contracts       $--
    Futures Contracts***             Net unrealized                    Net unrealized
                                     appreciation on                   depreciation on
                                     futures                           futures
                                     contracts          $  2,333       contracts             $--
----------------------------------------------------------------------------------------------------
        Total                                           $135,098                             $--
----------------------------------------------------------------------------------------------------

* Forward Foreign Currency Settlement Contracts are shown as a net unrealized appreciation on forward foreign currency settlement contracts on the Statement of Assets and Liabilities.

** Forward Foreign Currency Portfolio Hedge Contracts are shown as a net unrealized appreciation on forward foreign currency portfolio hedge contracts on the Statement of Assets and Liabilities.

*** Reflects the net unrealized appreciation on futures contracts (see Note 1H).

40 Pioneer Global Equity Fund | Annual Report | 8/31/13

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2013 was as follows:

-------------------------------------------------------------------------------------------------
                                                                              Change in
 Derivatives Not                                                              Unrealized
 Accounted for as                                             Realized Gain   Appreciation or
 Hedging Instruments                                          or (Loss) on    (Depreciation)
 Under Accounting         Location of Gain or (Loss)          Derivatives     on Derivatives
 Standards Codification   on Derivatives Recognized           Recognized      Recognized
 (ASC) 815                in Income                           in Income       in Income
-------------------------------------------------------------------------------------------------
 Forward Foreign          Net realized loss on forward
  Currency Settlement     foreign currency contracts
  Contracts               and other assets and
                          liabilities denominated in
                          foreign currencies                  $(117,936)
 Forward Foreign          Change in unrealized
  Currency Settlement     appreciation (depreciation)
  Contracts               on forward foreign currency
                          contracts and other assets and
                          liabilities denominated in
                          foreign currencies                                  $ (3,465)
 Forward Foreign          Net realized gain on forward
  Currency Portfolio      foreign currency contracts and
  Hedge Contracts         other assets and liabilities
                          denominated in foreign currencies   $ 832,024
 Forward Foreign          Change in unrealized appreciation
  Currency Portfolio      on forward foreign currency
  Hedge Contracts         contracts and other assets and
                          liabilities denominated in
                          foreign currencies                                  $17,051
 Futures Contracts        Net realized loss on futures
                          contracts                           $(206,471)
 Futures Contracts        Change in net unrealized
                          appreciation on futures contracts                   $56,833

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Equity Fund, one of the portfolios constituting Pioneer Series Trust V (the "Trust"), as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian, or others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Equity Fund, one of the portfolios constituting Pioneer Series Trust V, at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 28, 2013

42 Pioneer Global Equity Fund | Annual Report | 8/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 43

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service   Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since       Chairman and Chief Executive Officer,              Director, Broadridge
Chairman of the Board        2006. Serves until  Quadriserv, Inc. (technology products for          Financial Solutions, Inc.
and Trustee                  a successor         securities lending industry) (2008 - present);     (investor communications and
                             trustee is elected  private investor (2004 - 2008); and Senior         securities processing
                             or earlier          Executive Vice President, The Bank of New York     provider for financial
                             retirement or       (financial and securities services) (1986 - 2004)  services industry) (2009 -
                             removal.                                                               present); Director,
                                                                                                    Quadriserv, Inc. (2005 -
                                                                                                    present); and Commissioner,
                                                                                                    New Jersey State Civil
                                                                                                    Service Commission (2011 -
                                                                                                    present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since       Managing Partner, Federal City Capital Advisors    Director of Enterprise
Trustee                      2005. Serves until  (corporate advisory services company) (1997 -      Community Investment, Inc.
                             a successor         2004 and 2008 - present); Interim Chief            (privately-held affordable
                             trustee is elected  Executive Officer, Oxford Analytica, Inc.          housing finance company)
                             or earlier          (privately held research and consulting company)   (1985 - 2010); Director of
                             retirement or       (2010); Executive Vice President and Chief         Oxford Analytica, Inc. (2008
                             removal.            Financial Officer, I-trax, Inc. (publicly traded   - present); Director of The
                                                 health care services company) (2004 - 2007); and   Swiss Helvetia Fund, Inc.
                                                 Executive Vice President and Chief Financial       (closed-end fund) (2010 -
                                                 Officer, Pedestal Inc. (internet-based mortgage    present); and Director of
                                                 trading company) (2000 - 2002)                     New York Mortgage Trust
                                                                                                    (publicly traded mortgage
                                                                                                    REIT) (2004 - 2009, 2012 -
                                                                                                    present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since       William Joseph Maier Professor of Political        Trustee, Mellon
Trustee                      2008. Serves until  Economy, Harvard University (1972 - present)       Institutional Funds
                             a successor                                                            Investment Trust and Mellon
                             trustee is elected                                                     Institutional Funds Master
                             or earlier                                                             Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Global Equity Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since        Founding Director, Vice President and Corporate   None
Trustee                      2005. Serves until   Secretary, The Winthrop Group, Inc. (consulting
                             a successor          firm) (1982-present); Desautels Faculty of
                             trustee is elected   Management, McGill University (1999 - present);
                             or earlier           and Manager of Research Operations and
                             retirement or        Organizational Learning, Xerox PARC, Xerox's
                             removal.             advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since        President and Chief Executive Officer, Newbury,   Director of New America
Trustee                      2005. Serves until   Piret & Company, Inc. (investment banking firm)   High Income Fund, Inc.
                             a successor          (1981 - present)                                  (closed-end investment
                             trustee is elected                                                     company) (2004 - present);
                             or earlier                                                             and member, Board of
                             retirement or                                                          Governors, Investment
                             removal.                                                               Company Institute (2000 -
                                                                                                    2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since        Senior Counsel, Sullivan & Cromwell LLP (law      Director, The Swiss
Trustee                      2005. Serves until   firm) (1998 - present); and Partner, Sullivan &   Helvetia Fund, Inc.
                             a successor          Cromwell LLP (prior to 1998)                      (closed-end investment
                             trustee is elected                                                     company); and Director,
                             or earlier                                                             Invesco, Ltd. (formerly
                             retirement or                                                          AMVESCAP, PLC) (investment
                             removal.                                                               manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 45

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service   Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*     Trustee since       Non-Executive Chairman and a director of Pioneer     None
Trustee, President and       2005. Serves until  Investment Management USA Inc. ("PIM-USA");
Chief                        a successor         Chairman and a director of Pioneer; Chairman and
Executive Officer of the     trustee is elected  Director of Pioneer Institutional Asset
Fund                         or earlier          Management, Inc. (since 2006); Director of Pioneer
                             retirement or       Alternative Investment Management Limited (Dublin)
                             removal.            (until October 2011); President and a director of
                                                 Pioneer Alternative Investment Management
                                                 (Bermuda) Limited and affiliated funds; Deputy
                                                 Chairman and a director of Pioneer Global Asset
                                                 Management S.p.A. ("PGAM") (until April 2010);
                                                 Director of Nano-C, Inc. (since 2003); Director of
                                                 Cole Management Inc. (2004 - 2011); Director of
                                                 Fiduciary Counseling, Inc. (until December 2011);
                                                 President of all of the Pioneer Funds; and Retired
                                                 Partner, Wilmer Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since       Director, CEO and President of PIM-USA (since        None
Trustee and Executive        2007. Serves until  February 2007); Director and President of Pioneer
Vice President               a successor         and Pioneer Institutional Asset Management, Inc.
                             trustee is elected  (since February 2007); Executive Vice President of
                             or earlier          all of the Pioneer Funds (since March 2007);
                             retirement or       Director of PGAM (2007 - 2010); Head of New Europe
                             removal.            Division, PGAM (2000 - 2005); Head of New Markets
                                                 Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

46 Pioneer Global Equity Fund | Annual Report | 8/31/13

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                                  Other Directorships
Position Held with the Fund  Length of Service     Principal Occupation                                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2005. Serves    Vice President and Associate General Counsel of Pioneer       None
Secretary                    at the discretion of  since January 2008 and Secretary of all of the Pioneer
                             the Board.            Funds since June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010; and Vice
                                                   President and Senior Counsel of Pioneer from July 2002 to
                                                   December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2010. Serves    Fund Governance Director of Pioneer since December 2006       None
Assistant Secretary          at the discretion of  and Assistant Secretary of all the Pioneer Funds since
                             the Board.            June 2010; Manager - Fund Governance of Pioneer from
                                                   December 2003 to November 2006; and Senior Paralegal of
                                                   Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves    Counsel of Pioneer since June 2007 and Assistant Secretary    None
Assistant Secretary          at the discretion of  of all the Pioneer Funds since June 2010; and Vice
                             the Board.            President and Counsel at State Street Bank from October
                                                   2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves    Vice President - Fund Treasury of Pioneer; Treasurer of       None
Treasurer and Chief          at the discretion of  all of the Pioneer Funds since March 2008; Deputy
Financial                    the Board.            Treasurer of Pioneer from March 2004 to February 2008; and
and Accounting Officer of                          Assistant Treasurer of all of the Pioneer Funds from March
the Fund                                           2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2005. Serves    Assistant Vice President - Fund Treasury of Pioneer; and      None
Assistant Treasurer          at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                             the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2005. Serves    Fund Accounting Manager - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                             the Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves    Fund Administration Manager - Fund Treasury of Pioneer        None
Assistant Treasurer          at the discretion of  since November 2008; Assistant Treasurer of all of the
                             the Board.            Pioneer Funds since January 2009; and Client Service
                                                   Manager - Institutional Investor Services at State Street
                                                   Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 47

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                                 Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of all the          None
Chief Compliance Officer     at the discretion of   Pioneer Funds since March 2010; Director of Adviser and
                             the Board.             Portfolio Compliance at Pioneer since October 2005; and
                                                    Senior Compliance Officer for Columbia Management
                                                    Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2006. Serves     Director--Transfer Agency Compliance of Pioneer and         None
Anti-Money Laundering        at the discretion of   Anti-Money Laundering Officer of all the Pioneer Funds
Officer                      the Board.             since 2006
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Global Equity Fund | Annual Report | 8/31/13

                           This page for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 49

                           This page for your notes.

50 Pioneer Global Equity Fund | Annual Report | 8/31/13

                           This page for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/13 51

                           This page for your notes.

52 Pioneer Global Equity Fund | Annual Report | 8/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321
Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19431-07-1013

                        Pioneer High Income
                        Municipal Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIMAX
                        Class C     HICMX
                        Class Y     HIMYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          25

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       39

Trustees, Officers and Service Providers                                      40

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

* Dividends are not guaranteed.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/13 3

Portfolio Management Discussion | 8/31/13

In the following interview, portfolio manager David Eurkus reviews the market environment for high-yield municipal investments and the performance of Pioneer High Income Municipal Fund during the 12 months ended August 31, 2013. Mr. Eurkus, a senior vice president and a portfolio manager at Pioneer, manages the Fund along with Jonathan Chirunga, a vice president and a portfolio manager at Pioneer. Mr. Chirunga was named as a portfolio manager on the Fund on May 17, 2013, replacing Timothy Pynchon.

Q How would you describe the investment environment for high-yield municipal bonds during the 12 months ended August 31, 2013?

A During the first eight months of the period, from September 2012 through April 2013, favorable market conditions supported high-yield municipal bonds, continuing a trend that had prevailed throughout the 2012 calendar year. Investors were attracted to high-yield municipal securities because of their very attractive spreads - or yield advantages - over higher-quality municipals and even over many taxable bonds with similar quality ratings. Against a backdrop of steady, albeit slow, growth in the domestic economy, the competitive yields of municipal securities, and especially those of high-yield municipals, generated growing demand. Investors became even more attracted to tax-advantaged investments after some marginal income tax rates rose at the start of 2013.

    All of that changed, however, in May 2013 as municipal securities (including high-yield debt) fell out of favor as a result of a series of developments that undermined investor sentiment. Perhaps the biggest development was the suggestion by Federal Reserve (Fed) Chairman Ben Bernanke that the U.S. central bank might consider tapering the pace of its monthly purchases of government bonds and agency mortgages (quantitative easing), a program that had helped to keep interest rates low and provided some support to economic growth. The Fed's suggestion led to fears that interest rates could start rising, a development that could hurt the overall bond market. The second negative development was the well-publicized bankruptcy of the City of Detroit, which raised worries about the financial stability of other large cities. The final negative factor was the publication of an article reporting on the financial difficulties faced by the Commonwealth of Puerto Rico, which added to investors' growing worries about the stability of the municipal-debt market.

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

    The negative developments from May through August of 2013 resulted in a sharp decline of municipal bond prices and significant underperformance of the asset class relative to U.S. Treasuries and many other segments of the fixed-income market as the 12-month period drew to a close. That represented a departure from municipals' long-term track record of outperforming Treasuries and other taxable bonds during bond market corrections. Furthermore, because of their greater sensitivity to credit risk, lower-rated municipal bonds with higher yields substantially underperformed investment-grade municipals.

Q How did the Fund perform in that environment during the 12 months ended August 31, 2013?

A Pioneer High Income Municipal Fund's Class A shares returned -4.26% at net asset value during the 12 months ended August 31, 2013, while the Fund's benchmark, the Barclays High Yield Municipal Bond Index (the Barclays Index), returned -3.91%. During the same period, the average return of the 160 mutual funds in Morningstar's High Yield Municipal Debt category was -5.89%.

Q What elements of the Fund's positioning had the biggest effect on benchmark-relative returns during the 12 months ended August 31, 2013?

A The Fund had been performing relatively well before the market downturn, but returns took a hit as investor sentiment turned negative during the final four months of the fiscal year. The Fund's performance declined as the demand for high-yield municipal debt shrank and institutional investors, including mutual funds, began selling some of their municipal-related investments.

    The Fund slightly underperformed the benchmark Barclays Index during the 12-month period, as the portfolio's exposures to underperforming sectors within the municipal asset class were particularly damaging to returns. The underperforming sectors included municipal bonds backed by continuing care retirement communities (CCRCs), tobacco litigation settlement securities, and project finance bonds. The disappointing results during the period occurred despite the Fund's traditional emphasis on project revenue bonds, which are securities backed by the revenue streams produced from specific public projects rather than by general municipal revenues. To attempt to control risks within the portfolio, we have focused on holding project revenue securities because we believe they tend to be less sensitive to changes in the financial health conditions of issuing municipalities or public agencies.

    It should be noted that the Fund had no exposure to either the City of Detroit's or the Commonwealth of Puerto Rico's debt during the period.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/13 5

Q Which individual securities had the biggest effect on the Fund's benchmark-relative underperformance during the 12 months ended August 31, 2013?

A The Fund's positions in securities backed by several individual projects had sizable effects on benchmark-relative results. The underperformers included bonds used to help finance a steel plant in Erie County, New York, and new dormitory construction at Florida Keys Community College. Positions in securities backed by expected revenues from a corrections facility and an airport refueling station also were significant detractors from benchmark-relative performance.

Q   How do you plan to position the Fund moving forward?

A To attempt to control risk in an unsettled market, we have been moving to add greater diversification* to the Fund's portfolio of investments. In so doing, we are placing the greatest emphasis on intensive, fundamental credit research to ensure that we understand all the dynamics affecting the financial health of each individual holding in the portfolio. At the same time, we also are conscious of our mandate to provide shareholders with attractive, tax-advantaged income. As we increase the Fund's level of diversification, we expect to reduce our emphasis on health care facility bonds, which accounted for more than half the Fund's net assets at the end of the period on August 31, 2013. Many of the securities were CCRCs, which performed poorly in the latter part of the 12-month period.

    In general, we believe that the prices of many high-yield municipal securities have fallen excessively, particularly relative to their long-term credit record. Since the 1930s, municipal securities are second only to U.S. Treasuries with respect to avoiding credit defaults, and they also have a relatively good record in recovering assets in the event of defaults. As the high-yield municipal market continues to expand, we also think investors potentially could benefit from the greater diversification of risks. Furthermore, we believe new technologies and the development of new investment opportunities in the energy and transportation industries, especially shipping, also could offer important, significant investment opportunities.

    Going forward, we remain committed to conducting the highest-quality credit research when selecting the Fund's investments, and to be mindful of our responsibility to our shareholders to be careful managers of their assets, even as we endeavor to seek out attractive sources of tax-advantaged income for the Fund.

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Please refer to the Schedule of Investments on pages 15-24 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in inverse floating-rate obligations (a type of derivative instrument), which may have price volatility and involve leverage risk.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/13 7

Portfolio Summary | 8/31/13

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AA                                  0.3%
A                                   1.5%
BBB                                 2.0%
BB                                  4.5%
B                                   7.0%
CCC                                 2.2%
Not Rated                          82.5%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                       50.8%
Pollution Control Revenue                    16.3%
Education                                    12.5%
Various Revenues                              7.6%
Special Revenues                              4.7%
Transportation                                4.2%
Housing                                       2.0%
Insured                                       1.8%
General Obligation                            0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

  1.  Jefferson County Industrial Development Corp. Texas, 8.25%, 7/1/32       3.90%
------------------------------------------------------------------------------------
  2.  Sanger Industrial Development Corp., 8.0%, 7/1/38                        3.78
------------------------------------------------------------------------------------
  3.  City of Philippi West Virginia, 7.75%, 10/1/44                           3.74
------------------------------------------------------------------------------------
  4.  Illinois Finance Authority, 8.125%, 2/15/40                              2.63
------------------------------------------------------------------------------------
  5.  West Virginia Hospital Finance Authority, 9.125%, 10/1/41                2.27
------------------------------------------------------------------------------------
  6.  Public Finance Authority, 7.0%, 10/1/42                                  2.07
------------------------------------------------------------------------------------
  7.  Capital Trust Agency, Inc., 7.75%, 1/1/41                                1.85
------------------------------------------------------------------------------------
  8.  Public Finance Authority, 8.25%, 6/1/46                                  1.80
------------------------------------------------------------------------------------
  9.  Bloomington Port Authority, 9.0%, 12/1/35                                1.77
------------------------------------------------------------------------------------
 10.  Illinois Finance Authority, 8.25%, 5/15/45                               1.72
------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Prices and Distributions | 8/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        8/31/13                     8/31/12
--------------------------------------------------------------------------------
           A                           $7.19                       $7.94
--------------------------------------------------------------------------------
           C                           $7.19                       $7.94
--------------------------------------------------------------------------------
           Y                           $7.10                       $7.84
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-8/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term          Long-Term
         Class             Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A              $ 0.4420                $ --               $ --
--------------------------------------------------------------------------------
           C              $ 0.3823                $ --               $ --
--------------------------------------------------------------------------------
           Y              $ 0.4531                $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/13 9

Performance Update | 8/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                          Net Asset       Public Offering
Period                    Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                 1.67%           0.99%
5 Years                    3.04            2.10
1 Year                    -4.26           -8.53
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer High Income       Barclays High Yield
                               Municipal Fund            Municipal Bond Index
10/31/2006                     $   9,550                 $  10,000
8/31/2007                      $   9,662                 $  10,076
8/31/2008                      $   9,184                 $   9,635
8/31/2009                      $   7,861                 $   8,750
8/31/2010                      $   9,838                 $  10,682
8/31/2011                      $  10,018                 $  11,051
8/31/2012                      $  11,144                 $  12,752
8/31/2013                      $  10,669                 $  12,253

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                          If              If
Period                    Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                 0.81%           0.81%
5 Years                    2.25            2.25
1 Year                    -4.98           -4.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer High Income       Barclays High Yield
                               Municipal Fund            Municipal Bond Index
10/31/2006                     $  10,000                 $  10,000
8/31/2007                      $  10,026                 $  10,076
8/31/2008                      $   9,430                 $   9,635
8/31/2009                      $   7,999                 $   8,750
8/31/2010                      $   9,928                 $  10,682
8/31/2011                      $  10,046                 $  11,051
8/31/2012                      $  11,094                 $  12,752
8/31/2013                      $  10,541                 $  12,253

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 11

Performance Update | 8/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                            If               If
Period                      Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                   1.59%            1.59%
5 Years                      3.12             3.12
1 Year                      -4.05            -4.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer High Income       Barclays High Yield
                               Municipal Fund            Municipal Bond Index
10/31/2006                     $  5,000,000              $  5,000,000
8/31/2007                      $  5,040,643              $  5,037,963
8/31/2008                      $  4,765,972              $  4,817,672
8/31/2009                      $  4,084,381              $  4,374,981
8/31/2010                      $  5,094,276              $  5,340,982
8/31/2011                      $  5,197,079              $  5,525,277
8/31/2012                      $  5,790,897              $  6,376,035
8/31/2013                      $  5,556,051              $  6,126,737

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2013, through August 31, 2013.

--------------------------------------------------------------------------------
Share Class                            A                 C                  Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00         $1,000.00         $1,000.00
Value on 3/1/13
--------------------------------------------------------------------------------
Ending Account Value               $  910.60         $  905.99         $  911.29
(after expenses) on 8/31/13
--------------------------------------------------------------------------------
Expenses Paid                      $    4.24         $    7.83         $    3.47
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.88%, 1.63% and 0.72% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2013, through August 31, 2013.

--------------------------------------------------------------------------------
Share Class                             A                 C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00         $1,000.00        $1,000.00
Value on 3/1/13
--------------------------------------------------------------------------------
Ending Account Value                $1,020.77         $1,016.99        $1,021.58
(after expenses) on 8/31/13
--------------------------------------------------------------------------------
Expenses Paid                       $    4.48             $8.29            $3.67
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.88%, 1.63% and 0.72% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Schedule of Investments | 8/31/13

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 110.9%
                                             Alabama -- 0.8%
     2,000,000                       NR/NR   Huntsville-Redstone Village Special Care
                                             Facilities Financing Authority,
                                             6.875%, 1/1/43                                   $   1,961,460
     2,580,000                       NR/NR   Huntsville-Redstone Village Special
                                             Care Facilities Financing Authority,
                                             7.5%, 1/1/47                                         2,661,296
                                                                                              -------------
                                                                                              $   4,622,756
-----------------------------------------------------------------------------------------------------------
                                             Alaska -- 1.5%
    12,600,000                       NR/B2   Northern Tobacco Securitization Corp.,
                                             5.0%, 6/1/46                                     $   8,412,516
-----------------------------------------------------------------------------------------------------------
                                             Arizona -- 0.8%
       750,000                       NR/NR   Pima County Industrial Development
                                             Authority, 8.5%, 7/1/39                          $     808,230
     3,925,000                       NR/NR   San Luis Facility Development Corp.,
                                             8.375%, 5/1/27                                       3,451,410
                                                                                              -------------
                                                                                              $   4,259,640
-----------------------------------------------------------------------------------------------------------
                                             California -- 5.1%
     4,000,000                       NR/NR   California County Tobacco Securitization
                                             Agency, 5.0%, 6/1/47                             $   2,843,800
     3,500,000                       B-/NR   California County Tobacco Securitization
                                             Agency, 5.25%, 6/1/45                                2,577,260
     4,000,000                       NR/B2   California County Tobacco Securitization
                                             Agency, 5.25%, 6/1/45                                2,964,480
     3,250,000                       NR/B2   California County Tobacco Securitization
                                             Agency, 5.65%, 6/1/41                                2,457,942
     6,300,000                       BB/NR   California Municipal Finance Authority,
                                             6.0%, 7/1/42                                         5,784,408
     3,000,000                      BB+/NR   California School Finance Authority,
                                             7.375%, 10/1/43                                      3,000,000
     2,000,000                       NR/NR   California Statewide Communities
                                             Development Authority, 7.5%, 6/1/42                  2,124,920
       315,559                       NR/NR   California Statewide Communities
                                             Development Authority, 9.0%, 12/1/38 (c)                 2,739
     4,000,000                     AA-/Aa3   Pittsburg Unified School District,
                                             9/1/38 (d)                                             715,120
     3,925,000                     AA-/Aa3   Pittsburg Unified School District,
                                             9/1/39 (d)                                             648,646
     2,500,000                     AA-/Aa3   Pittsburg Unified School District,
                                             9/1/41 (d)                                             405,225
     1,925,000                     AA-/Aa3   Pittsburg Unified School District,
                                             9/1/42 (d)                                             291,830
     6,395,000                     B-/Caa1   Tobacco Securitization Authority of Northern
                                             California, 5.375%, 6/1/38                           4,863,525
                                                                                              -------------
                                                                                              $  28,679,895
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 15

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Colorado -- 2.8%
    38,000,000                    BBB/Baa2   E-470 Public Highway Authority,
                                             9/1/40 (d)                                       $   7,391,380
     1,500,000                    BBB/Baa2   E-470 Public Highway Authority,
                                             9/1/41 (d)                                             273,855
     8,000,000                       NR/NR   Kremmling Memorial Hospital District,
                                             7.125%, 12/1/45                                      8,078,240
                                                                                              -------------
                                                                                              $  15,743,475
-----------------------------------------------------------------------------------------------------------
                                             Florida -- 12.7%
     5,000,000                       NR/NR   Alachua County Health Facilities Authority,
                                             8.125%, 11/15/41                                 $   5,307,450
     5,000,000                       NR/NR   Alachua County Health Facilities Authority,
                                             8.125%, 11/15/46                                     5,294,050
     5,000,000                       NR/NR   Capital Trust Agency, Inc., 7.375%, 1/1/48           4,043,850
    11,000,000                       NR/B1   Capital Trust Agency, Inc., 7.75%, 1/1/41           11,587,730
     5,900,000                       NR/NR   Collier County Industrial Development
                                             Authority, 14.0%, 5/15/15                            5,950,504
     3,740,000                       NR/NR   County of Lake Florida, 7.125%, 11/1/42              3,210,715
     1,820,000                       NR/NR   County of Liberty Florida, 8.25%, 7/1/28             1,358,630
     1,450,000                       NR/NR   County of Palm Beach Florida,
                                             6/1/16 (144A) (d)                                    1,450,000
     2,290,000                       NR/NR   County of Palm Beach Florida, 2.0%, 6/1/16           2,291,832
    10,380,000                       NR/NR   Florida Development Finance Corp.,
                                             7.625%, 6/15/41                                     10,711,122
     5,000,000                       NR/NR   Florida Development Finance Corp.,
                                             7.75%, 6/15/42                                       5,226,700
     4,000,000                       BB/NR   Lee County Industrial Development
                                             Authority Florida, 5.375%, 6/15/37                   3,569,120
     3,000,000                       BB/NR   Lee County Industrial Development
                                             Authority Florida, 5.75%, 6/15/42                    2,766,780
     4,175,000                       NR/NR   Sarasota County Health Facilities
                                             Authority, 5.625%, 7/1/27                            3,805,429
     2,285,000                       NR/NR   Sarasota County Health Facilities
                                             Authority, 5.75%, 7/1/37                             1,977,142
     3,640,000                       NR/NR   Sarasota County Health Facilities
                                             Authority, 5.75%, 7/1/45                             3,058,292
                                                                                              -------------
                                                                                              $  71,609,346
-----------------------------------------------------------------------------------------------------------
                                             Georgia -- 2.2%
     6,000,000                        B/NR   Clayton County Development Authority,
                                             8.75%, 6/1/29                                    $   6,776,340
     3,650,000                       NR/NR   Fulton County Residential Care Facilities
                                             for the Elderly Authority, 5.0%, 7/1/27              3,265,509
     3,000,000                       NR/NR   Fulton County Residential Care Facilities
                                             for the Elderly Authority, 5.125%, 7/1/42            2,418,480
                                                                                              -------------
                                                                                              $  12,460,329
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Hawaii -- 0.3%
       700,000                       NR/NR   Hawaii State Department of Budget &
                                             Finance, 7.5%, 11/15/15                          $     701,554
     1,000,000                       NR/NR   Hawaii State Department of Budget &
                                             Finance, 9.0%, 11/15/44                              1,108,670
                                                                                              -------------
                                                                                              $   1,810,224
-----------------------------------------------------------------------------------------------------------
                                             Illinois -- 11.5%
     2,634,795                       NR/NR   Illinois Finance Authority, 11/15/52 (d)         $     107,157
       526,959                       NR/NR   Illinois Finance Authority, 11/15/52 (d)               114,571
       526,959                       NR/NR   Illinois Finance Authority, 11/15/52 (d)               179,198
     7,000,000                       NR/NR   Illinois Finance Authority, 5.625%, 2/15/37          6,157,130
     2,165,000                       NR/NR   Illinois Finance Authority, 6.0%, 5/15/43            1,716,542
       485,000                       NR/NR   Illinois Finance Authority, 7.0%, 11/15/17             474,946
       970,000                       NR/NR   Illinois Finance Authority, 7.0%, 11/15/27             864,639
       770,000                       NR/NR   Illinois Finance Authority, 7.0%, 11/15/27             731,431
     5,085,000                       NR/NR   Illinois Finance Authority, 7.625%, 5/15/25          5,365,234
     1,750,000                       NR/NR   Illinois Finance Authority, 8.0%, 5/15/30            1,698,812
     3,295,000                       NR/NR   Illinois Finance Authority, 8.0%, 5/15/40            3,446,998
       965,000                       NR/NR   Illinois Finance Authority, 8.0%, 5/15/46            1,006,852
    17,000,000                       NR/NR   Illinois Finance Authority, 8.125%, 2/15/40         16,514,310
     2,250,000                       BB/NR   Illinois Finance Authority, 8.125%, 5/15/40          2,155,320
     7,275,000                       NR/NR   Illinois Finance Authority, 8.25%, 2/15/46           7,118,006
    11,135,000                       BB/NR   Illinois Finance Authority, 8.25%, 5/15/45          10,798,946
     4,213,653          4.00         NR/NR   Illinois Finance Authority, Floating Rate
                                             Note, 11/15/52                                       2,247,647
     2,950,000                       NR/NR   Southwestern Illinois Development
                                             Authority, 5.625%, 11/1/26                           2,298,316
     2,500,000                       NR/NR   Southwestern Illinois Development
                                             Authority, 6.625%, 6/1/37                            2,118,000
                                                                                              -------------
                                                                                              $  65,114,055
-----------------------------------------------------------------------------------------------------------
                                             Indiana -- 5.8%
     1,000,000                       NR/NR   City of Carmel Indiana, 6.0%, 11/15/22           $     962,300
     1,550,000                       NR/NR   City of Carmel Indiana, 7.0%, 11/15/27               1,551,860
     1,750,000                       NR/NR   City of Carmel Indiana, 7.0%, 11/15/32               1,717,188
     6,000,000                       NR/NR   City of Carmel Indiana, 7.125%, 11/15/42             5,823,660
     5,950,000                       NR/NR   City of Carmel Indiana, 7.125%, 11/15/47             5,724,971
     3,500,000                       NR/NR   City of Crown Point Indiana, 8.0%, 11/15/39          3,762,325
     4,575,000                       NR/NR   City of Terre Haute Indiana, 6.0%, 8/1/39            3,955,545
     2,435,000                       NR/NR   County of St. Joseph Indiana, 6.0%, 5/15/38          2,343,809
     2,340,000                       NR/NR   Vigo County Hospital Authority, 5.8%,
                                             9/1/47 (144A)                                        2,281,664

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 17

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Indiana -- (continued)
     4,000,000                       BB/NR   Vigo County Hospital Authority, 8.0%,
                                             9/1/41                                           $   4,551,600
                                                                                              -------------
                                                                                              $  32,674,922
-----------------------------------------------------------------------------------------------------------
                                             Iowa -- 0.8%
     1,315,000                       NR/NR   Iowa Finance Authority, 5.0%, 11/15/21           $     854,224
     1,445,000                       NR/NR   Iowa Finance Authority, 5.5%, 11/15/27                 926,317
     4,365,000                       BB/NR   Iowa Finance Authority, 5.5%, 11/15/37               2,754,009
                                                                                              -------------
                                                                                              $   4,534,550
-----------------------------------------------------------------------------------------------------------
                                             Louisiana -- 2.5%
     9,635,000                       NR/NR   Louisiana Public Facilities Authority,
                                             9.75%, 8/1/14                                    $   9,557,631
     5,800,000                       NR/NR   Tensas Parish Law Enforcement District,
                                             8.5%, 10/1/26 (c)                                    4,621,382
                                                                                              -------------
                                                                                              $  14,179,013
-----------------------------------------------------------------------------------------------------------
                                             Maryland -- 0.6%
     4,115,000                       NR/NR   County of Howard Maryland, 5.25%, 4/1/27         $   3,631,529
-----------------------------------------------------------------------------------------------------------
                                             Massachusetts -- 1.2%
     1,116,746                       NR/NR   Massachusetts Development Finance
                                             Agency, 11/15/56 (d)                             $       6,243
       224,523                       NR/NR   Massachusetts Development Finance
                                             Agency, 5.5%, 11/15/46                                 154,297
     1,235,770                       NR/NR   Massachusetts Development Finance
                                             Agency, 6.25%, 11/15/26                              1,070,696
     2,224,798                       NR/NR   Massachusetts Development Finance
                                             Agency, 6.25%, 11/15/39                              1,764,732
       751,584                       NR/NR   Massachusetts Development Finance
                                             Agency, 6.25%, 11/15/46                                579,997
     2,000,000                       NR/NR   Massachusetts Development Finance
                                             Agency, 6.75%, 10/15/37                              2,012,620
     2,500,000                       NR/NR   Massachusetts Development Finance
                                             Agency, 7.25%, 6/1/16 (c)                              167,500
       500,000                       NR/NR   Massachusetts Development Finance
                                             Agency, 7.5%, 6/1/29 (c)                                34,500
       880,000                       NR/NR   Massachusetts Development Finance
                                             Agency, 7.625%, 10/15/37                               930,776
     2,000,000                       NR/NR   Massachusetts Development Finance
                                             Agency, 7.875%, 6/1/44 (c)                             138,000
     3,500,000                       NR/NR   Massachusetts Health & Educational
                                             Facilities Authority, 6.5%, 1/15/38 (c)                 12,985
                                                                                              -------------
                                                                                              $   6,872,346
-----------------------------------------------------------------------------------------------------------
                                             Michigan -- 4.8%
     5,485,000                     BBB-/NR   Flint International Academy, 5.75%,
                                             10/1/37                                          $   5,094,084
     4,560,000                       NR/NR   Michigan Public Educational Facilities
                                             Authority, 5.875%, 6/1/37                            3,974,268

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Michigan -- (continued)
       290,000                       BB/NR   Michigan Public Educational Facilities
                                             Authority, 7.25%, 4/1/20                         $     303,453
     2,020,000                       BB/NR   Michigan Public Educational Facilities
                                             Authority, 8.0%, 4/1/40                              2,109,829
     1,750,000                       NR/NR   Michigan State Hospital Finance Authority,
                                             5.5%, 11/15/35                                       1,463,035
     3,175,000                       NR/NR   Michigan Strategic Fund, 7.25%, 1/1/39               3,225,165
     4,000,000          6.62         NR/NR   Michigan Strategic Fund, Floating Rate
                                             Note, 11/1/41                                        3,846,880
     7,135,000          6.75          A/A2   Michigan Strategic Fund, Floating Rate
                                             Note, 3/1/40                                         7,160,757
                                                                                              -------------
                                                                                              $  27,177,471
-----------------------------------------------------------------------------------------------------------
                                             Minnesota -- 2.3%
    10,000,000                       NR/NR   Bloomington Port Authority, 9.0%, 12/1/35        $  11,072,700
     1,500,000                       NR/NR   City of Brooklyn Park Minnesota,
                                             9.25%, 3/1/39                                        1,646,910
                                                                                              -------------
                                                                                              $  12,719,610
-----------------------------------------------------------------------------------------------------------
                                             Missouri -- 2.3%
     6,090,000                       BB/NR   Community Memorial Hospital District,
                                             6.68%, 12/1/34                                   $   5,734,527
     4,500,000                       NR/NR   Kirkwood Industrial Development
                                             Authority, 8.25%, 5/15/45                            4,956,615
     2,125,000                       NR/NR   St. Louis County Industrial Development
                                             Authority, 6.125%, 8/15/42                           1,897,306
       500,000                       NR/Ca   St. Louis Industrial Development
                                             Authority, 7.2%, 12/15/28 (c)                          164,975
     1,365,000                       NR/Ca   St. Louis Industrial Development
                                             Authority, 7.25%, 12/15/35 (c)                         450,382
                                                                                              -------------
                                                                                              $  13,203,805
-----------------------------------------------------------------------------------------------------------
                                             New Jersey -- 1.0%
     6,000,000                       NR/NR   New Jersey Economic Development
                                             Authority, 6.625%, 1/1/37                        $   5,729,100
-----------------------------------------------------------------------------------------------------------
                                             New York -- 3.5%
     6,930,000                       NR/NR   The Erie County Industrial Development
                                             Agency, 6.0%, 11/15/36                           $   6,060,978
     8,000,000                       NR/NR   The Erie County Industrial Development
                                             Agency, 9.25%, 10/1/30                               4,236,320
    10,000,000                       NR/NR   The Erie County Industrial Development
                                             Agency, 9.25%, 10/1/30                               5,295,400
     1,795,000                       NR/NR   The Erie County Industrial Development
                                             Agency, 9.25%, 10/1/30                                 950,524
     4,000,000                      BB+/NR   Westchester Tobacco Asset Securitization
                                             New York, 5.125%, 6/1/45                             3,026,360
                                                                                              -------------
                                                                                              $  19,569,582
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 19

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             North Carolina -- 1.2%
     1,665,000                       NR/NR   North Carolina Medical Care Commission,
                                             7.75%, 3/1/31                                    $   1,762,269
     4,725,000                       NR/NR   North Carolina Medical Care Commission,
                                             7.75%, 3/1/41                                        4,934,696
                                                                                              -------------
                                                                                              $   6,696,965
-----------------------------------------------------------------------------------------------------------
                                             Pennsylvania -- 4.3%
     1,400,000                      BB+/NR   Allegheny County Industrial Development
                                             Authority, 6.0%, 7/15/38                         $   1,170,176
     4,800,000                     B-/Caa2   Pennsylvania Economic Development
                                             Financing Authority, 6.0%, 6/1/31                    4,636,944
     2,005,000                   CCC+/Caa3   Pennsylvania Economic Development
                                             Financing Authority, 7.5%, 5/1/20                    2,160,087
     8,575,000                   CCC+/Caa3   Pennsylvania Economic Development
                                             Financing Authority, 8.0%, 5/1/29                    9,495,269
     1,000,000                      BB-/NR   Philadelphia Authority for Industrial
                                             Development, 6.5%, 6/15/33 (144A)                      970,670
     1,000,000                      BB+/NR   Philadelphia Authority for Industrial
                                             Development, 6.625%, 12/15/41                        1,001,760
     5,000,000                      BB-/NR   Philadelphia Authority for Industrial
                                             Development, 6.75%, 6/15/43 (144A)                   4,834,650
                                                                                              -------------
                                                                                              $  24,269,556
-----------------------------------------------------------------------------------------------------------
                                             Rhode Island -- 1.9%
     2,085,000                       NR/NR   Central Falls Detention Facility Corp.,
                                             7.25%, 7/15/35                                   $   1,593,816
     8,100,000                       NR/NR   Rhode Island Health & Educational
                                             Building Corp., 8.375%, 1/1/46                       8,959,005
                                                                                              -------------
                                                                                              $  10,552,821
-----------------------------------------------------------------------------------------------------------
                                             Texas -- 20.2%
    10,125,000          5.40          CC/C   Brazos River Authority, Floating Rate
                                             Note, 10/1/29                                    $   1,315,642
       234,442                       NR/NR   Gulf Coast Industrial Development
                                             Authority, 7.0%, 12/1/36 (c)                             2,108
     9,685,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/31 (d)                                         2,927,485
     7,635,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/32 (d)                                         2,141,083
     1,120,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/33 (d)                                           291,670
       765,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/34 (d)                                           185,245
     1,690,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/35 (d)                                           379,490
       425,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/35 (d)                                            95,434

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Texas -- (continued)
    10,000,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/38 (d) $                                   $   1,791,000
    10,000,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/39 (d)                                         1,672,900
     1,290,000                      A/Baa1   Harris County-Houston Sports Authority,
                                             11/15/41 (d)                                           207,148
       345,000                       NR/NR   HFDC of Central Texas, Inc.,
                                             6.375%, 11/15/19                                       305,422
     1,600,000                       NR/NR   HFDC of Central Texas, Inc.,
                                             7.75%, 11/15/29                                      1,119,264
     6,825,000                       NR/NR   HFDC of Central Texas, Inc.,
                                             7.75%, 11/15/44                                      4,711,434
    24,000,000                       NR/NR   Jefferson County Industrial Development
                                             Corp. Texas, 8.25%, 7/1/32                          24,477,113
     1,520,000                       BB/NR   Kinney County Public Facilities Corp.,
                                             7.0%, 11/1/25                                        1,418,434
     3,820,000                       NR/NR   Red River Health Facilities Development
                                             Corp., 12.0%, 12/14/17                               3,665,099
     5,000,000                       NR/NR   Red River Health Facilities Development
                                             Corp., 7.25%, 12/15/47                               4,661,050
     2,000,000                       NR/NR   Red River Health Facilities Development
                                             Corp., 8.0%, 11/15/46                                2,101,040
    24,000,000                       NR/NR   Sanger Industrial Development Corp.,
                                             8.0%, 7/1/38                                        23,702,880
     1,130,000                       BB/Ba   Tarrant County Cultural Education Facilities
                                             Finance Corp., 7.5%, 11/15/16                        1,131,526
     1,775,000                       BB/NR   Tarrant County Cultural Education Facilities
                                             Finance Corp., 8.0%, 11/15/28                        1,854,698
     2,250,000                       NR/NR   Tarrant County Cultural Education Facilities
                                             Finance Corp., 8.0%, 11/15/29                        2,358,338
       120,000                       NR/NR   Tarrant County Cultural Education Facilities
                                             Finance Corp., 8.0%, 11/15/34                          126,545
     5,000,000                       NR/NR   Tarrant County Cultural Education Facilities
                                             Finance Corp., 8.125%, 11/15/39                      5,214,750
     8,350,000                       NR/NR   Tarrant County Cultural Education Facilities
                                             Finance Corp., 8.125%, 11/15/44                      8,800,984
     5,000,000                       NR/NR   Tarrant County Cultural Education Facilities
                                             Finance Corp., 8.25%, 11/15/44                       5,225,300
     5,000,000                       NR/NR   Tarrant County Cultural Education Facilities
                                             Finance Corp., 8.25%, 11/15/44                       5,222,750
     1,000,000                       NR/NR   Texas Midwest Public Facility Corp.,
                                             9.0%, 10/1/30 (c)                                      456,140
     7,000,000                       NR/NR   Travis County Health Facilities Development
                                             Corp., 7.125%, 1/1/46                                6,618,710
                                                                                              -------------
                                                                                              $ 114,180,682
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 21

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             Utah -- 2.2%
       825,000                       BB/NR   City of Spanish Fork City Utah, 5.55%,
                                             11/15/21 (144A)                                  $     801,133
     3,150,000                       NR/NR   City of Spanish Fork City Utah, 5.7%,
                                             11/15/36 (144A)                                      2,657,781
     1,510,000                       NR/NR   Utah State Charter School Finance
                                             Authority, 7.25%, 5/15/21                            1,559,604
     1,985,000                       NR/NR   Utah State Charter School Finance
                                             Authority, 8.125%, 5/15/31                           2,056,857
     5,145,000                       NR/NR   Utah State Charter School Finance
                                             Authority, 8.5%, 5/15/41                             5,428,798
                                                                                              -------------
                                                                                              $  12,504,173
-----------------------------------------------------------------------------------------------------------
                                             Washington -- 4.3%
     1,435,000                       NR/NR   Washington State Housing Finance
                                             Commission, 5.25%, 1/1/17                        $   1,401,708
     8,500,000                       NR/NR   Washington State Housing Finance
                                             Commission, 5.625%, 1/1/27                           7,660,030
     9,160,000                       NR/NR   Washington State Housing Finance
                                             Commission, 5.625%, 1/1/38                           7,687,622
     8,000,000                       NR/NR   Washington State Housing Finance
                                             Commission, 6.75%, 10/1/47                           7,812,000
                                                                                              -------------
                                                                                              $  24,561,360
-----------------------------------------------------------------------------------------------------------
                                             West Virginia -- 6.7%
    25,000,000                       NR/NR   City of Philippi West Virginia, 7.75%,
                                             10/1/44                                          $  23,446,500
    12,000,000                       NR/NR   West Virginia Hospital Finance Authority,
                                             9.125%, 10/1/41                                     14,262,960
                                                                                              -------------
                                                                                              $  37,709,460
-----------------------------------------------------------------------------------------------------------
                                             Wisconsin -- 7.6%
    14,382,500                       NR/NR   Public Finance Authority, 7.0%, 10/1/42          $  12,989,986
    10,325,000                       NR/NR   Public Finance Authority, 8.25%, 6/1/46             11,270,770
     8,750,000                       NR/NR   Public Finance Authority, 8.375%,
                                             6/1/20                                               8,761,638
     2,480,000                       NR/NR   Public Finance Authority, 8.375%,
                                             6/1/37                                               2,517,002
     7,250,000                       NR/NR   Public Finance Authority, 8.625%,
                                             6/1/47                                               7,438,210
                                                                                              -------------
                                                                                              $  42,977,606
-----------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $635,185,441)                              $ 626,456,787
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------------
                                             MUNICIPAL COLLATERALIZED
                                             DEBT OBLIGATION -- 0.1%
     1,175,000          0.00         NR/NR   Non-Profit Preferred Funding Trust I,
                                             Floating Rate Note, 9/15/37 (144A)               $     635,393
                                             TOTAL MUNICIPAL COLLATERALIZED
                                             DEBT OBLIGATION
                                             (Cost $1,172,407)                                $     635,393
-----------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 111.0%
                                             (Cost $636,357,848) (a) (e)                      $ 627,092,180
-----------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- (11.0)%            $ (61,981,642)
-----------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                       $ 565,110,538
===========================================================================================================

NR       Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2013, the value of these securities amounted to $13,631,291 or 2.4% of total net assets.

(a) At August 31, 2013, the net unrealized depreciation on investments based on cost for federal income tax purposes of $635,852,575 was as follows:

           Aggregate gross unrealized appreciation for all investments in
             which there is an excess of value over tax cost                  $30,941,301

           Aggregate gross unrealized depreciation for all investments in
             which there is an excess of tax cost over value                  (39,701,696)
                                                                              -----------
           Net unrealized depreciation                                        $(8,760,395)
                                                                              ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)      Security is in default and is non-income producing.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e) The concentration of investments by type of obligation/market sector is as follows:

           Revenue Bonds:
           Health                                                          50.8%
           Pollution Control Revenue                                       16.3
           Education                                                       12.5
           Various Revenues                                                 7.6
           Special Revenues                                                 4.7
           Transportation                                                   4.2
           Housing                                                          2.0
           Insured                                                          1.8
           General Obligation                                               0.1
--------------------------------------------------------------------------------
                                                                          100.0%
================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 23

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2013 aggregated $130,505,682 and $234,373,300, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------
                                             Level 1     Level 2        Level 3   Total
----------------------------------------------------------------------------------------------
Municipal Bonds                              $ --        $626,456,787   $ --      $626,456,787
Municipal Collateralized Debt Obligation       --             635,393     --           635,393
----------------------------------------------------------------------------------------------
Total                                        $ --        $627,092,180   $ --      $627,092,180
==============================================================================================

During the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Statement of Assets and Liabilities | 8/31/13

ASSETS:
  Investment in securities, at value (cost $636,357,848)            $627,092,180
  Receivables --
     Investment securities sold                                        2,860,097
     Fund shares sold                                                  1,608,124
     Interest                                                         14,870,971
  Other                                                                   50,692
--------------------------------------------------------------------------------
       Total assets                                                 $646,482,064
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                $  3,000,000
     Due to custodian                                                    667,653
     Fund shares repurchased                                           7,364,858
     Dividends                                                           731,789
  Loan payable                                                        69,300,000
  Due to affiliates                                                      150,342
  Accrued expenses                                                       156,884
--------------------------------------------------------------------------------
       Total liabilities                                            $ 81,371,526
================================================================================
NET ASSETS:
  Paid-in capital                                                   $620,951,358
  Undistributed net investment income                                  9,245,949
  Accumulated net realized loss on investments                       (55,821,101)
  Net unrealized depreciation on investments                          (9,265,668)
--------------------------------------------------------------------------------
       Total net assets                                             $565,110,538
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $250,162,724/34,809,029 shares)                $        7.19
  Class C (based on $195,289,791/27,165,418 shares)                $        7.19
  Class Y (based on $119,658,023/16,864,820 shares)                $        7.10
MAXIMUM OFFERING PRICE:
  Class A ($7.19 (divided by) 95.5%)                               $        7.53
================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 25

Statement of Operations

For the Year Ended 8/31/13

INVESTMENT INCOME:
  Interest                                                            $57,001,489
-------------------------------------------------------------------------------------------------
        Total investment income                                                      $ 57,001,489
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 3,916,880
  Transfer agent fees
     Class A                                                               59,925
     Class C                                                               27,100
     Class Y                                                                5,370
  Distribution fees
     Class A                                                              874,744
     Class C                                                            2,637,183
  Shareholder communications expense                                      557,449
  Administrative reimbursement                                            230,181
  Custodian fees                                                           10,114
  Registration fees                                                       140,763
  Professional fees                                                        74,117
  Printing expense                                                         37,991
  Fees and expenses of nonaffiliated Trustees                              31,059
  Miscellaneous                                                            85,970
-------------------------------------------------------------------------------------------------
        Total expenses                                                               $  8,688,846
-------------------------------------------------------------------------------------------------
           Net investment income                                                     $ 48,312,643
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                   $ 15,135,141
-------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                               $(86,344,407)
-------------------------------------------------------------------------------------------------
  Net loss on investments                                                            $(71,209,266)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                               $(22,896,623)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------
                                                         Year Ended       Year Ended
                                                         8/31/13          8/31/12
---------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                    $   48,312,643   $  46,755,657
Net realized gain (loss) on investments                      15,135,141     (48,600,216)
Change in net unrealized appreciation (depreciation)
  on investments                                            (86,344,407)     74,917,059
---------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                 $  (22,896,623)  $  73,072,500
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.44 and $0.45 per share, respectively)  $  (19,349,016)  $ (21,800,656)
      Class C ($0.38 and $0.40 per share, respectively)     (12,640,678)    (12,938,091)
      Class Y ($0.45 and $0.46 per share, respectively)     (10,604,265)    (10,347,762)
---------------------------------------------------------------------------------------
         Total distributions to shareowners              $  (42,593,959)  $ (45,086,509)
---------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  259,833,657   $ 357,337,828
Reinvestment of distributions                                32,589,669      32,534,258
Cost of shares repurchased                                 (476,972,507)   (424,526,655)
---------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                         $ (184,549,181)  $ (34,654,569)
---------------------------------------------------------------------------------------
      Net decrease in net assets                         $ (250,039,763)  $  (6,668,578)
NET ASSETS:
Beginning of year                                           815,150,301     821,818,879
---------------------------------------------------------------------------------------
End of year                                              $  565,110,538   $ 815,150,301
---------------------------------------------------------------------------------------
Undistributed net investment income                      $    9,245,949   $   2,968,496
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 27

-----------------------------------------------------------------------------------------------
                                  '13 Shares     '13 Amount        '12 Shares     '12 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                        14,993,517    $ 120,667,855      24,812,011    $ 186,195,866
Reinvestment of distributions       1,982,918       15,747,383       2,268,621       16,933,920
Less shares repurchased           (29,176,427)    (231,678,201)    (30,082,711)    (221,684,126)
-----------------------------------------------------------------------------------------------
      Net decrease                (12,199,992)   $ (95,262,963)     (3,002,079)   $ (18,554,340)
===============================================================================================
Class C
Shares sold                         5,733,047    $  46,286,122      10,210,281    $  76,722,170
Reinvestment of distributions       1,208,628        9,597,190       1,182,530        8,840,084
Less shares repurchased           (13,216,214)    (103,481,378)    (10,256,515)     (75,810,384)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)      (6,274,539)   $ (47,598,066)      1,136,296    $   9,751,870
===============================================================================================
Class Y
Shares sold                        11,686,311    $  92,879,680      12,738,784    $  94,419,792
Reinvestment of distributions         921,213        7,245,096         914,996        6,760,254
Less shares repurchased           (18,272,467)    (141,812,928)    (17,562,747)    (127,032,145)
-----------------------------------------------------------------------------------------------
      Net decrease                 (5,664,943)   $ (41,688,152)     (3,908,967)   $ (25,852,099)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year       Year       Year       Year
                                                                    Ended        Ended      Ended      Ended      Ended
                                                                    8/31/13      8/31/12    8/31/11    8/31/10    8/31/09
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $   7.94     $   7.58   $   7.97   $   6.84   $  8.70
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.53     $   0.47   $   0.53   $   0.55   $  0.56
   Net realized and unrealized gain (loss) on investments              (0.84)        0.34      (0.40)      1.12     (1.86)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $  (0.31)    $   0.81   $   0.13   $   1.67   $ (1.30)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.44)       (0.45)     (0.52)     (0.55)    (0.56)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.75)    $   0.36   $  (0.39)  $   1.12   $ (1.86)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.19     $   7.94   $   7.58   $   7.97   $  6.84
===========================================================================================================================
Total return*                                                          (4.26)%      11.24%      1.83%     25.15%   (14.41)%
Ratio of net expenses to average net assets+                            0.88%        0.89%      0.88%      0.90%     0.90%
Ratio of net investment income to average net assets+                   6.26%        6.25%      6.98%      7.08%     8.32%
Portfolio turnover rate                                                   17%          54%        65%        15%       50%
Net assets, end of period (in thousands)                            $250,163     $373,039   $378,883   $311,324   $38,312
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.88%        0.89%      0.88%      0.95%     1.28%
   Net investment income                                                6.26%        6.25%      6.98%      7.03%     7.95%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 29

---------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year       Year       Year       Year
                                                                    Ended        Ended      Ended      Ended      Ended
                                                                    8/31/13      8/31/12    8/31/11    8/31/10    8/31/09
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $   7.94     $   7.58   $   7.96   $   6.83   $  8.68
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.46     $   0.41   $   0.47   $   0.49   $  0.50
   Net realized and unrealized gain (loss) on investments              (0.83)        0.35      (0.39)      1.12     (1.85)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $  (0.37)    $   0.76   $   0.08   $   1.61   $ (1.35)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.38)       (0.40)     (0.46)     (0.48)    (0.50)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.75)    $   0.36   $  (0.38)  $   1.13   $ (1.85)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.19     $   7.94   $   7.58   $   7.96   $  6.83
===========================================================================================================================
Total return*                                                          (4.98)%      10.42%      1.19%     24.11%   (15.17)%
Ratio of net expenses to average net assets+                            1.63%        1.63%      1.63%      1.69%     1.80%
Ratio of net investment income to average net assets+                   5.53%        5.50%      6.24%      6.31%     7.44%
Portfolio turnover rate                                                   17%          54%        65%        15%       50%
Net assets, end of period (in thousands)                            $195,290     $265,448   $244,848   $184,068   $22,319
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.63%        1.63%      1.63%      1.69%     1.98%
   Net investment income                                                5.53%        5.50%      6.24%      6.31%     7.26%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

---------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year        Year       Year      Year
                                                                    Ended        Ended       Ended      Ended     Ended
                                                                    8/31/13      8/31/12     8/31/11    8/31/10   8/31/09
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $   7.84     $   7.49    $   7.88   $  6.80   $  8.63
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.53     $   0.48    $   0.53   $  0.57   $  0.55
   Net realized and unrealized gain (loss) on investments              (0.82)        0.33       (0.39)     1.08     (1.83)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $  (0.29)    $   0.81    $   0.14   $  1.65   $ (1.28)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.45)       (0.46)      (0.53)    (0.56)    (0.55)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.74)    $   0.35    $  (0.39)  $  1.09   $ (1.83)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.10     $   7.84    $   7.49   $  7.88   $  6.80
===========================================================================================================================
Total return*                                                          (4.05)%      11.43%       2.02%    24.73%   (14.30)%
Ratio of net expenses to average net assets+                            0.72%        0.67%       0.67%     0.67%     0.99%
Ratio of net investment income to average net assets+                   6.40%        6.46%       7.21%     7.32%     8.23%
Portfolio turnover rate                                                   17%          54%         65%       15%       50%
Net assets, end of period (in thousands)                            $119,658     $176,664    $198,089   $77,757   $ 2,317
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.72%        0.67%       0.67%     0.67%     1.04%
   Net investment income                                                6.40%        6.46%       7.21%     7.32%     8.18%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 31

Notes to Financial Statements | 8/31/13

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At August 31, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 33

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2013, the Fund had not accrued any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2013, the Fund reclassified $558,769 to increase undistributed net investment income, and $558,769 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2013, the Fund was permitted to carry forward indefinitely $21,970,565 of short-term losses and $25,201,388 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2013, the Fund had a net capital loss carryforward of $8,649,148 of which the following amounts will expire between 2017 and 2018 if not utilized: $2,640,380 in 2017 and $6,008,768 in
    2018. Since new losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

    The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

--------------------------------------------------------------------------------
                                                       2013                 2012
--------------------------------------------------------------------------------
Distributions paid from:
Tax-exempt income                               $40,383,212          $42,419,842
Ordinary income                                   2,210,747            2,666,667
--------------------------------------------------------------------------------
     Total                                      $42,593,959          $45,086,509
================================================================================

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

    The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2013:

--------------------------------------------------------------------------------
                                                                           2013
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed tax-exempt income                                    $  9,472,465
Capital loss carryforward                                           (55,821,101)
Dividend payable                                                       (731,789)
Net unrealized depreciation                                          (8,760,395)
--------------------------------------------------------------------------------
     Total                                                         $(55,840,820)
================================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of premium and amortization and tax-basis adjustments on partnerships.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $130,874 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 35

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $29,931 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2013, such out-of-pocket expenses by class of shares were as follows:

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $146,771
Class C                                                                  124,928
Class Y                                                                  285,750
--------------------------------------------------------------------------------
  Total                                                                 $557,449
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $98,999 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,412 in distribution fees payable to PFD at August 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2013, CDSCs in the amount of $93,541 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2013, the Fund's expenses were not reduced under such arrangements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 37

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended August 31, 2013, the average daily amount of borrowings outstanding during the period for the Fund was $38,501,471. The related weighted average annualized interest rate for the period was 0.99%, and the total interest expense on such borrowings was $71,696, which is included in miscellaneous expense, located on the Statement of Operations. As of August 31, 2013, borrowings outstanding were $69,300,000.

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Income Municipal Fund, one of the portfolios constituting Pioneer Series Trust V (the "Trust"), as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian or others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund, one of the portfolios constituting Pioneer Series Trust V, at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
October 28, 2013

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 39

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2006.  Chairman and Chief Executive Officer, Quadriserv,   Director, Broadridge Financial
Chairman of the Board        Serves until a       Inc. (technology products for securities lending    Solutions, Inc. (investor
and Trustee                  successor trustee    industry) (2008 - present); private investor (2004  communications and securities
                             is elected or        - 2008); and Senior Executive Vice President, The   processing provider for
                             earlier retirement   Bank of New York (financial and securities          financial services industry)
                             or removal.          services) (1986 - 2004)                             (2009 - present); Director,
                                                                                                      Quadriserv, Inc. (2005 -
                                                                                                      present); and Commissioner,
                                                                                                      New Jersey State Civil Service
                                                                                                      Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.  Managing Partner, Federal City Capital Advisors     Director of Enterprise
Trustee                      Serves until a       (corporate advisory services company) (1997 - 2004  Community Investment, Inc.
                             successor trustee    and 2008 - present); Interim Chief Executive        (privately-held affordable
                             is elected or        Officer, Oxford Analytica, Inc. (privately held     housing finance company) (1985
                             earlier retirement   research and consulting company) (2010); Executive  - 2010); Director of Oxford
                             or removal.          Vice President and Chief Financial Officer,         Analytica, Inc. (2008 -
                                                  I-trax, Inc. (publicly traded health care services  present); Director of The
                                                  company) (2004 - 2007); and Executive Vice          Swiss Helvetia Fund, Inc.
                                                  President and Chief Financial Officer, Pedestal     (closed-end fund) (2010 -
                                                  Inc. (internet-based mortgage trading company)      present); and Director of New
                                                  (2000 - 2002)                                       York Mortgage Trust (publicly
                                                                                                      traded mortgage REIT) (2004 -
                                                                                                      2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2008.  William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)        Funds Investment Trust and
                             successor trustee                                                        Mellon Institutional Funds
                             is elected or                                                            Master Portfolio (oversaw 17
                             earlier retirement                                                       portfolios in fund complex)
                             or removal.                                                              (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 41

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2005.  Founding Director, Vice President and Corporate     None
Trustee                      Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee    firm) (1982-present); Desautels Faculty of
                             is elected or        Management, McGill University (1999 - present);
                             earlier retirement   and Manager of Research Operations and
                             or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2005.  President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                      Serves until a       Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                             successor trustee    (1981 - present)                                    investment company) (2004 -
                             is elected or                                                            present); and member, Board of
                             earlier retirement                                                       Governors, Investment Company
                             or removal.                                                              Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 2005.  Senior Counsel, Sullivan & Cromwell LLP (law        Director, The Swiss Helvetia
Trustee                      Serves until a       firm) (1998 - present); and Partner, Sullivan &     Fund, Inc. (closed-end
                             successor trustee    Cromwell LLP (prior to 1998)                        investment company); and
                             is elected or                                                            Director, Invesco, Ltd.
                             earlier retirement                                                       (formerly AMVESCAP, PLC)
                             or removal.                                                              (investment manager)
                                                                                                      (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

42 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                               Other Directorships
Position Held with the Fund  Length of Service     Principal Occupation                                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*     Trustee since 2005.   Non-Executive Chairman and a director of Pioneer           None
Trustee, President and       Serves until a        Investment Management USA Inc. ("PIM-USA"); Chairman
Chief Executive Officer of   successor trustee is  and a director of Pioneer; Chairman and Director of
the Fund                     elected or earlier    Pioneer Institutional Asset Management, Inc. (since
                             retirement or         2006); Director of Pioneer Alternative Investment
                             removal.              Management Limited (Dublin) (until October 2011);
                                                   President and a director of Pioneer Alternative
                                                   Investment Management (Bermuda) Limited and affiliated
                                                   funds; Deputy Chairman and a director of Pioneer Global
                                                   Asset Management S.p.A. ("PGAM") (until April 2010);
                                                   Director of Nano-C, Inc. (since 2003); Director of Cole
                                                   Management Inc. (2004 - 2011); Director of Fiduciary
                                                   Counseling, Inc. (until December 2011); President of
                                                   all of the Pioneer Funds; and Retired Partner, Wilmer
                                                   Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since 2007.   Director, CEO and President of PIM-USA (since February     None
Trustee and Executive Vice   Serves until a        2007); Director and President of Pioneer and Pioneer
President                    successor trustee is  Institutional Asset Management, Inc. (since February
                             elected or earlier    2007); Executive Vice President of all of the Pioneer
                             retirement or         Funds (since March 2007); Director of PGAM (2007 -
                             removal.              2010); Head of New Europe Division, PGAM (2000 - 2005);
                                                   Head of New Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 43

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                                Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2005. Serves at  Vice President and Associate General Counsel of Pioneer    None
Secretary                    the discretion of the  since January 2008 and Secretary of all of the Pioneer
                             Board.                 Funds since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May 2010; and
                                                    Vice President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2010. Serves at  Fund Governance Director of Pioneer since December 2006    None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Manager - Fund Governance of Pioneer from
                                                    December 2003 to November 2006; and Senior Paralegal of
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at  Counsel of Pioneer since June 2007 and Assistant           None
Assistant Secretary          the discretion of the  Secretary of all the Pioneer Funds since June 2010; and
                             Board.                 Vice President and Counsel at State Street Bank from
                                                    October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer of    None
Treasurer and Chief          the discretion of the  all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February 2008;
Officer of the Fund                                 and Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2005. Serves at  Assistant Vice President - Fund Treasury of Pioneer;       None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2005. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer; and    None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of Pioneer     None
Assistant Treasurer          the discretion of the  since November 2008; Assistant Treasurer of all of the
                             Board.                 Pioneer Funds since January 2009; and Client Service
                                                    Manager - Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                              Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the       None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to October
                                                    2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2006. Serves at  Director-Transfer Agency Compliance of Pioneer and      None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer Funds
Officer                      Board.                 since 2006
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 45

                           This page for your notes.

46 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 47

                           This page for your notes.

48 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 49

                           This page for your notes.

50 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

                           This page for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/13 51

                           This page for your notes.

52 Pioneer High Income Municipal Fund | Annual Report | 8/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 21203-06-1013

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust V:
Fees for audit services provided to the Trust, including fees associated with the filings of its Form N-1A, totaled approximately $62,148in 2013 and approximately
$119,982 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust V:
Audit-Related Fees
There were no audit-related services in 2013 or 2012.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust V:
Fees for tax compliance services, primarily for tax returns, totaled $16,262in 2013 and $33,070 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust V:
Other Fees
There were no other services provided to the Trust during the fiscal years ended August 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately
$16,262 in 2013 and $33,070 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2013

* Print the name and title of each signing officer under his or her signature.